UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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COUNTERPATH CORPORATION
(Name of Registrant as Specified in Its Charter)

Not Applicable
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COUNTERPATH CORPORATION
Suite 300 - 505 Burrard Street, Box 95
Vancouver, British Columbia
Canada V7M 1X3

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

     September 27, 2010
11:00 AM VANCOUVER TIME

TO THE STOCKHOLDERS OF COUNTERPATH CORPORATION:

     NOTICE IS HEREBY GIVEN that CounterPath Corporation (the “Company”), a Nevada corporation, will hold its Annual and Special Meeting of stockholders (the “Meeting”) on September 27, 2010 at 11:00 a.m. (Vancouver time) at Suite 300 – 505 Burrard Street, Vancouver, British Columbia, Canada V7M 1X3.

The Meeting is being held for the following purposes:

1.

To elect Mark Bruk, Peter Charbonneau, Chris Cooper, William Jin, Donovan Jones, Owen Matthews, Terence Matthews, Greg Pelling and Larry Timlick, as the directors of the Company for a one-year term expiring on the day of the 2011 Meeting of stockholders;

2.

To ratify the selection of BDO Canada LLP, Chartered Accountants, as our independent registered public accounting firm for the year ending April 30, 2011 and to authorize the Board of Directors to fix the remuneration of the auditors;

3.	To approve, ratify and confirm the consolidation of the 2004 Stock Option Plan and the Amended and Restated 2005 Stock Option Plan into one plan referred to as the 2010 Stock Option Plan;

4.	To approve the increase in the number of shares reserved for issuance under our Deferred Share Unit Plan by 500,000 shares;

5.

To approve, ratify and confirm the exchange and cancellation of 589,000 stock options held by Mr. Donovan Jones, our President and Chief Executive Officer, for 500,000 deferred share units to be issued to Mr. Jones; and

6.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on August 23, 2010 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. At the Meeting, each of the shares of common stock represented at the meeting will be entitled to one vote on each matter properly brought before the Meeting. In addition, Valiant Trust Company (the “Trustee”), the holder of record of the series A special voting share (the “Voting Share”) of the Company as of August 23, 2010, is entitled to vote in respect of the holders of record of the series A exchangeable shares (the “Exchangeable Shares”) of our subsidiary, 6789722 Canada Inc. as of August 23, 2010. Votes cast in respect of the Exchangeable Shares will be voted through the Voting Share by the Trustee as directed by the holders of Exchangeable Shares, except votes cast with respect to the Exchangeable Shares whose holders attend and vote in person as proxy of the Trustee at the Meeting.

     Your attention is directed to the accompanying proxy statement and exhibits which summarize each item. Stockholders who do not expect to attend the Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

     THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS
By:

/s/ Terence Matthews
Terence Matthews
Chairman of the Board
Dated: August 23, 2010

COUNTERPATH CORPORATION
Suite 300 - 505 Burrard Street, Box 95
Vancouver, British Columbia
Canada V7M 1X3

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

     The enclosed proxy is solicited on behalf of our Board of Directors (the “Board”) for use at the Annual and Special Meeting of the stockholders (the “Meeting”) to be held on September 27, 2010 at 11:00 a.m. (Vancouver time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about September 6, 2010 to all holders of record of shares of our common stock (the “Common Stock”), and to Valiant Trust Company (the “Trustee”), the holder of record of the series A special voting share (the “Voting Share”) of our company, and to the holders of record of the series A exchangeable shares (the “Exchangeable Shares”) of our subsidiary, 6789722 Canada Inc., being all of the stockholders entitled to vote at the Meeting. The Meeting will be held at the Suite 300 – 505 Burrard Street, Vancouver, British Columbia, Canada V7M 1X3.

Who Can Vote

     You are entitled to vote if you were a holder of record of shares of Common Stock as of the close of business on August 23, 2010 (the “Record Date”). Your shares of Common Stock can be voted at the Meeting only if you are present in person or represented by a valid proxy. In addition, the Trustee, as the holder of record of the Voting Share as of the Record Date, is entitled to vote in respect of the holders of record of the Exchangeable Shares as of the Record Date. Votes cast in respect of the Exchangeable Shares will be voted through the Voting Share by the Trustee as directed by the holders of Exchangeable Shares, except votes cast with respect to the Exchangeable Shares whose holders attend and vote in person as proxy of the Trustee at the Meeting.

Shares Outstanding and Quorum

     Holders of record of Common Stock, the Voting Share, and the Exchangeable Shares at the close of business on August 23, 2010, the Record Date, will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented at the Meeting will be entitled to one (1) vote on each matter properly brought before the Meeting. The Voting Share entitles the Trustee to one (1) vote for each Exchangeable Share outstanding as of the Record Date. Votes cast in respect of the Exchangeable Shares will be voted through the Voting Share by the Trustee acting as directed by the holders of the Exchangeable Shares, except votes cast with respect to Exchangeable Shares whose holders attend and vote in person as proxy of the Trustee of the Meeting. On the Record Date, there were 33,088,375 shares of Common Stock, 10,871 Exchangeable Shares and one (1) Voting Share issued and outstanding. Each Exchangeable Share is exchangeable at any time, at the election of the holder thereof, or in certain circumstances, our company, into one (1) share of Common Stock.

     In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, stockholders representing at least 10% of the shares entitled to vote, represented in person or by proxy, constitute a quorum at any meeting of stockholders.

Proxy Card and Revocation of Proxy

     Registered shareholders are entitled to vote at the Meeting. The persons named as proxyholders (the “Designated Persons”) in the enclosed form of proxy are directors and/or officers of our company.

     A shareholder has the right to appoint a person or corporation (who need not be a shareholder) to attend and act for or on behalf of that shareholder at the Meeting, other than the Designated Persons named in the enclosed form of proxy.

     To exercise this right, the shareholder may do so by striking out the printed names and inserting the name of such other person and, if desired, an alternate to such person, in the blank space provided in the form of proxy.

     In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of the nominees for directors and each of the proposals set out in this proxy statement and at their discretion on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

     Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Valiant Trust Company, Proxy Department, 600 - 750 Cambie Street, Vancouver, British Columbia, Canada V6B 0A2, facsimile: (604) 681-3067 at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

     The persons named as proxyholders in the proxy card were designated by the Board. A stockholder has the right to appoint a person or corporation (who need not be a stockholder) to attend and act for and on behalf of that stockholder at the Meeting, other than the designated persons in the enclosed proxy card. To exercise this right, the stockholder may do so by striking out the printed names and inserting the name of such other person and, if desired, an alternate to such person in the blank space provided in the proxy card.

     The shares of Common Stock represented by a stockholder's proxy card will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot that may be called for and that, if the stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly.

     Holders of the Exchangeable Shares who wish to direct the Trustee to cast the votes attached to the Voting Share on their behalf should follow carefully the instructions provided by the Trustee, which accompany this proxy statement. The procedure for instructing the Trustee may differ in certain respects from the procedure for delivering a proxy, including the place for depositing the instructions and the manner for revoking instructions.

Voting of Shares

     Holders of shares of Common Stock of record on August 23, 2010 are entitled to one (1) vote for each share of Common Stock on all matters to be voted upon at the Meeting. Holders of shares of Common Stock may vote in person or by completing and mailing the enclosed proxy card. In addition, the Trustee is entitled to one (1) vote for each Exchangeable Share outstanding as of the Record Date on each matter to be voted upon at the Meeting. Votes cast in respect of the Exchangeable Shares will be voted through the Voting Share by the Trustee acting as directed by the holders of the Exchangeable Shares, except votes cast with respect to Exchangeable Shares whose holders attend and vote in person as proxy of the Trustee at the Meeting. Votes with respect to the Exchangeable Shares represented by valid voting instructions received by the Trustee will be cast by the Trustee in accordance with those instructions. If a properly executed voting instruction card is not received by the Trustee from a holder of the Exchangeable Shares, the votes to which such holder is entitled will not be exercised. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

     All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares of Common Stock and the Exchangeable Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. Shares of Common Stock and the Exchangeable Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

     We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to these beneficial owners and to the Trustee to forward to the holders of the Exchangeable Shares. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock and/or the Exchangeable Shares. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Dissenting Stockholder Rights

     Dissenting stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or bylaws in connection with the matters to be voted on at the Meeting.

Advice To Beneficial Stockholders

     Only registered holders of shares of Common Stock or duly appointed proxyholders are permitted to vote at the Meeting. Most shareholders are “non-registered” shareholders because the shares of Common Stock they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares of Common Stock. More particularly, a person is not a registered shareholder in respect of the shares of Common Stock which is held on behalf of that person (the “Non-Registered Holder”) but which is registered either: (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares of Common Stock (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators or self-administered RRSP’s, RRIF’s, RESPs and similar plans); or (b) in the name of a clearing agency (such as The CDS Clearing and Depositary Services Inc. (“CDS”)) of which the Intermediary is a participant. In accordance with the requirements as set out in National Instrument 54-101 of the Canadian Securities Administrators, we have distributed copies of the Notice of Meeting, this proxy statement and the form of proxy (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

     Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

(a)	be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares of Common Stock beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deposit it with our transfer agent as provided above; or

(b)

more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy authorization form”) which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page pre-printed form. Sometimes, instead of a one page pre-printed form, the proxy authorization will consist of a regular printed proxy form accompanied by a page of instructions, which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

     In either case, the purpose of this procedure is to permit a Non-Registered Holder to direct the voting of the shares of Common Stock which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the management proxyholders named in the form and insert the Non-Registered Holder’s name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

     There are two kinds of beneficial owners – those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

     These security holder materials are being sent to both registered and non-registered owners of shares of Common Stock. If you are a non-registered owner, and our company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

     At the Meeting, stockholders will be asked to consider five (5) proposals: (1) the election of the Board; (2) the appointment of our independent registered public accounting firm, and the authorization for the Board to fix the remuneration of, BDO Canada LLP; (3) the consolidation of our 2004 Stock Option Plan (the “2004 Plan”) and our Amended and Restated 2005 Stock Option Plan (the “2005 Plan”) into one plan referred to as the 2010 Stock Option Plan; (4) the approval of the increase in the number of shares reserved for issuance under our Deferred Share Unit Plan (the “DSUP”) by 500,000 shares; and (5) the approval of the exchange and cancellation of stock options held by Mr. Donovan Jones for deferred share units to be issued to Mr. Jones. A summary of these proposals is as follows:

Proposal 1. Election of Directors.

       The entire Board is elected annually by the stockholders at the Meeting. The Board has selected nine nominees based upon their ability and experience. The nominees consist of Mark Bruk, Peter Charbonneau, Chris Cooper, William Jin, Donovan Jones, Owen Matthews, Terence Matthews, Greg Pelling and Larry Timlick. All of the nominees are currently serving as directors of our company.

       The Board recommends that you vote FOR the election of the nominees as directors of our company.

Proposal 2. Appointment of Independent Accountants.

     The Audit Committee has nominated BDO Canada LLP, Chartered Accountants, to serve as our independent registered public accounting firm until the next annual meeting in 2011. BDO Canada LLP provided audit and tax services for the fiscal years ended April 30, 2007 through April 30, 2010.

     Representatives of BDO Canada LLP will be present at the Meeting, will have an opportunity to make any statements they desire, and will also be available to respond to appropriate questions from stockholders.

     The Board recommends that you vote FOR approval of BDO Canada LLP as the independent registered public accounting firm for our company and for the authorization for the Board to fix the remuneration of BDO Canada LLP.

Proposal 3. Consolidation of the 2004 Stock Option Plan and the Amended and Restated 2005 Stock Option Plan

     On August 13, 2010, the Board approved the consolidation of the 2004 Plan and the 2005 Plan into one plan referred to as the 2010 Stock Option Plan. The Board approved the consolidation of the 2004 Plan and the 2005 Plan for administrative and reporting efficiencies. Similar to the 2004 Plan and the 2005 Plan, the purpose of the 2010 Stock Option Plan will be to retain the services of valued key employees, directors, officers and consultants and to encourage such persons with an increased initiative to make contributions to our company. Under the 2010 Stock Option Plan, eligible employees, consultants and certain other persons who are not eligible employees, may receive awards of “non-qualified stock options”. Individuals who, at the time of the option grant, are employees of our company or any related company (as defined in the 2010 Stock Option Plan) who are subject to tax in the United States may receive “incentive stock options”, and stock options granted to non-United States residents may receive awards of “options”. We will be permitted to issue up to 5,860,000 shares of our common stock under the 2010 Stock Option Plan, being the sum of the shares of common stock issuable under the 2004 Plan and the 2005 Plan.

     The Board recommends that you vote FOR the approval, ratification and confirmation of the consolidation of the 2004 Plan and the 2005 Plan into one plan referred to as the 2010 Stock Option Plan.

Proposal 4. Increase in the number of Shares of Common Stock Issuable under the Deferred Share Unit Plan

      On July 23, 2009, the Board approved the DSUP. On August 13, 2010, the Board approved an increase in the number of shares reserved for issuance under the DSUP by 500,000 shares, from 1,500,000 shares to 2,000,000 shares, subject to and effective upon receipt of all necessary regulatory and other approvals. The purpose of the DSUP is to give our non-employee directors and senior officers the opportunity to acquire deferred share units in order to allow them to participate in the long term success of our company and to promote a greater alignment of interests between our non-employee directors, senior officers and shareholders. Currently, 1,500,000 shares have been reserved for issuance under the DSUP. A recipient of a deferred share unit is entitled to receive an issuance from treasury of our company that number of shares of Common Stock required to settle the value of the deferred share units (less applicable withholding taxes).

The Board recommends that you vote FOR the approval of the increase in the number of shares reserved for issuance under the DSUP by 500,000 shares, from 1,500,000 shares to 2,000,000 shares.

Proposal 5. Exchange and Cancellation of Stock Options for Deferred Share Units to be Issued

      On June 18, 2010, the Board approved the exchange and cancellation of 589,000 stock options held by Mr. Donovan Jones, our President and Chief Executive Officer, for 500,000 deferred share units to be issued to Mr. Jones, subject to and effective upon receipt of all necessary regulatory and other approvals. Our company believes the exchange and cancellation of such stock options held by Mr. Jones for the deferred share units to be issued to Mr. Jones is in the best long term interest of our company because it will better align the interest of Mr. Jones with our company and remedy the unfairness of Mr. Jones being excluded from an earlier re-pricing of all of our stock options.

     The Board recommends that you vote FOR the approval of the exchange and cancellation of 589,000 stock options held by Mr. Donovan Jones, our President and Chief Executive Officer, for 500,000 deferred units to be issued to Mr. Jones.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the names, positions and ages of our executive officers and directors. All our directors serve until the next annual meeting of our shareholders or until their successors are elected and qualify. Our board of directors appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of our board of directors.

Name and Residence	Position Held with the Company	Age	Date First Elected or Appointed
Donovan Jones(1) British Columbia, Canada	President, Chief Executive Officer, Director	41	April 24, 2006
David Karp British Columbia, Canada	Chief Financial Officer, Treasurer, Secretary	45	September 7, 2006
Terence Matthews Ontario, Canada	Chairman of the Board, Director	67	August 2, 2007
Mark Bruk(2) British Columbia, Canada	Vice-Chairman of the Board, Director	51	April 27, 2004
Owen Matthews(3) British Columbia, Canada	Vice-Chairman of the Board, Director	38	August 2, 2007
Peter Charbonneau(4) Ontario, Canada	Director	56	October 1, 2008
Chris Cooper(3)(4) British Columbia, Canada	Director	40	August 17, 2005
William Jin(4) Ontario, Canada	Director	41	October 1, 2008
Greg Pelling(5) Ontario, Canada	Director	51	August 2, 2007
Larry Timlick(3)(6) British Columbia, Canada	Director	53	June 17, 2005

(1)	Appointed President and Chief Operating Officer on April 24, 2006, Director on June 1, 2007 and President and Chief Executive Officer on April 30, 2008.
(2)	Chief Executive Officer between April 27, 2004 and August 2, 2007.
(3)	Member of our Compensation Committee.
(4)	Member of our Audit Committee.
(5)	Appointed Chief Executive Officer on August 2, 2007 until April 30, 2008 and Chief Strategy Officer between April 30, 2008 and February 11, 2009.
(6)	Appointed interim President between June 2005 and August 2005.

PROPOSAL 1
NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

     Our bylaws provide for a board of directors of between one and ten directors with the number of directors to be set from time to time by a resolution of the Board. Each director is elected by a plurality of votes at each Meeting, continuing in office until the next Meeting and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal. We currently operate with a board of nine directors. The Board meets periodically to review significant developments affecting our company and to act on matters requiring Board approval.

     During fiscal 2010, the Board had four formal meetings and all of the directors attended at least 75% of the total number of meetings of the Board and committees on which they served.

     We have not adopted a formal policy with respect to the members of our Board attending our Meeting. There were four members of the Board who attended last year’s Meeting.

Nominees for Election

     The entire board of directors is elected annually by the stockholders at the Meeting. The Board has selected nine nominees based upon their ability and experience. The nominees consist of Mark Bruk, Peter Charbonneau, Chris Cooper, William Jin, Donovan Jones, Owen Matthews, Terence Matthews, Greg Pelling and Larry Timlick. All of the nominees are currently serving as directors of our company. The Board recommends that you vote FOR each of the nominees.

     Set forth below is biographical information for each person nominated for election to the Board.

     Mark Bruk

     Mr. Bruk is a founder and a director of our company, our Vice-Chairman of the Board, and was the Chief Executive Officer from October 2002 to August 2007. Mr. Bruk is an entrepreneur and technologist who has worked in the software industry for the past 25 years. His primary focus is the design of new software technologies which deliver significant benefits to end users and affecting their daily lives. Prior to founding CounterPath, Mr. Bruk founded, and was Chairman and Chief Executive Officer of eduverse.com. eduverse.com developed English as a Second Language (ESL) phonetic instruction solutions and partnered with Ministries of Education to deliver this advertising embedded educational software to students. eduverse.com signed agreements with the Ministry of Education, China, the Ministry of Education, Malaysia, the Ministry of University Affairs, Thailand, Acer, AOL, Proctor and Gamble, Sina.com, and StarTV. Prior to founding eduverse.com, Mr. Bruk served as Vice President of Applications and Research & Development for PNI Digital Media Inc., a multimedia software company, which developed image management software included with digital cameras manufactured by Casio, Nikon, Olympus and Kodak. Under Mr. Bruk’s initiative and management PNI developed industry leading multimedia software.

     Peter Charbonneau

     Mr. Charbonneau is a director of our company. Mr. Charbonneau is a principal of the general partner of SkyPoint Telecom Fund II. Mr. Charbonneau joined the general partner, a venture capital company focused on communications and information technology, in 2001. He also sits on the boards of Mitel Networks Corporation, March Networks Corporation, Teradici Corporation, Trellia Networks Inc., and True Context Corporation, as well as, the board of directors and audit committee of CBC/Radio Canada. Prior to Skypoint, Mr. Charbonneau was a senior executive with Newbridge Networks Corporation, where he played a key role during the company's period of growth. He joined Newbridge in its early days as chief financial officer and over the next 13 years was promoted to the positions of Executive Vice-President, President and Chief Operating Officer, and Vice-Chairman. He was also a member of the company's board of directors from 1996 until 2000. As the Chief Financial Officer of Newbridge, he led the company's successful cross-border IPO in 1989 and its second cross-border offering three years later. As Vice-Chairman, he focused on enhancing the company's relations with key external stakeholders. While at Newbridge, Mr. Charbonneau was instrumental in establishing the company's Affiliates Program and was involved in the funding of more than 40 affiliate companies and representing Newbridge as a board member for many of these affiliates. Mr. Charbonneau is a member of the Institute of Chartered Accountants of Ontario. In June 2003, he was elected a Fellow of the Institute in recognition of his outstanding career achievements and leadership contributions to the community and his profession. He holds a Bachelor of Science from the University of Ottawa and a Master's in Business Administration degree from the Richard Ivey School of Business. Mr. Charbonneau also holds the ICD.D certification, having completed the Directors' Education Program of the Institute of Corporate Directors of Canada.

     Chris Cooper

     Mr. Cooper is a director of our company. Mr. Cooper has 14 years of experience in management and finance in the oil and gas industry. Over the past several years Mr. Cooper has successfully raised funds primarily through brokered and non-brokered equity issues as well as debt financing. Since April 2003, Mr. Cooper has been the President, Chief Executive Officer and founder of Northern Sun Exploration Company Inc., a junior oil and gas issuer. In 2000, Mr. Cooper co-founded Choice Resources Corp., an intermediate oil and gas producer that has since been acquired by Buffalo Resources Corp. He is a co-founder and member of the board of directors of Watch Resources Ltd., a public gas producer that was acquired by Pearl Exploration. He acted as the Chief Financial Officer and Treasurer for Velvet Exploration Ltd. in its start-up phase, and assisted it in raising early stage financing. Mr. Cooper received his Bachelor of Arts from Hofstra University and his Master’s in Business Administration from Dowling College, both in New York State.

     William Jin

     Mr. Jin is a director of our company. Mr. Jin is Senior Vice-President of Covington Capital, a venture capital investment company, based in Toronto. Covington Capital is one of Canada’s largest providers of venture capital investment funds Mr. Jin joined Covington Capital in November 2002 and his responsibilities include the assessment, execution and management of existing investments and management of exit investment opportunities. Mr. Jin focuses on transactions in the service, distribution, manufacturing, and software sectors. He represents Covington on the board of directors of a number investee companies. Prior to joining Covington, Mr. Jin was a partner with a Toronto based investment banking boutique, with over 11 years financial industry experience specializing in M&A advisory and valuations. There he was responsible for providing fairness opinions and formal OSC 9.1 valuations for public and private companies. He holds an HBA and an MBA degree from the Richard Ivey School of Business. Mr. Jin is a Chartered Financial Analyst and a member of the Toronto Society of Financial Analysts.

     Donovan Jones

     Mr. Jones is a director of our company, has been our President and Chief Executive Officer since April 30, 2008 and was President and Chief Operating Officer since April 2006. Between May 2005 and April 2006, he was our company’s Vice President of Sales. Prior to this, from February 2005 and June 2006, Mr. Jones was with a boutique investment banking firm, where he was responsible for sourcing and executing transactions for mid-market private companies. From May 1996 to October 2004, with TELUS Communications, Canada’s second largest telecommunications company, Mr. Jones held increasingly senior positions in corporate development and client solutions, which had him involved in planning and executing a series of merger, acquisition and divestiture activities in the telecommunications, application development and data network integration space. Additionally, Mr. Jones was involved with the strategic planning process for businesses focused on application and web development, hosting, human resources, supply operations and sales efficiency; Mr. Jones’ efforts with TELUS culminated in his position of Director/Chief Operating Officer Marketing with responsibility for a business unit focused on the selling, implementing and management of enterprise voice, data and IP infrastructure. Prior to this, Mr. Jones consulted on strategy, process improvement, human resource strategy, and funding for several software and high technology companies. Mr. Jones holds a Masters in Business Administration from the University of Calgary and an Economics degree from the University of Alberta.

     Owen Matthews

     Mr. Matthews is our Vice-Chairman of the Board and a director of our company. Mr. Matthews also currently serves as the Executive Vice-President of Wesley Clover Corporation, an investment management company. Between October 1998 and August 2, 2007, Mr. Matthews was Chief Executive Officer of NewHeights Software Inc. In this capacity, Mr. Matthews was responsible for NewHeights’ overall corporate growth and ensuring that the company delivers the most evolved personal communications management solutions in the industry. Mr. Matthews was active in driving the NewHeights’ sales process, both domestically and internationally, and regularly engaged in technology strategy sessions with carriers, customer-premise equipment vendors and PC equipment manufacturers. In 1998, Mr. Matthews co-founded NewHeights in response to the emerging shift towards the development of commercial IP Telephony systems. Foreseeing the widespread adoption of IP PBXs and hosted IP Centrex, Mr. Matthews launched NewHeights to develop an intuitive, next- generation software client that would bring together the power of both the telephony and data networks in an intuitive graphic interface. Mr. Matthews has been extensively involved in the business of telecommunications and delivering innovation to market for over a decade and is also the son of Terence Matthews, founder of Mitel Networks and NewBridge Networks. Mr. Matthew’s business and technology acumen was in part seasoned under various Matthews’ business holdings, including NewBridge Networks and Wesley Clover and its portfolio of technology corporations.

     Terence Matthews

     Sir Terence Matthews is our Chairman of the Board and a director of our company. He is the founder and Chairman of Wesley Clover Corporation, an investment vehicle and holding company. Mr. Matthews has either founded or funded over 80 companies since 1972 including Newbridge Networks, a company he founded in 1986 and which became a leader in the worldwide data networking industry. Prior to Newbridge, Mr. Matthews co-founded Mitel, a world leader in the design and manufacture of enterprise communications solutions. Wesley Clover now has interests in a broad range of next-generation technology companies, real estate, hotels and resorts. In addition to being the Chairman of Wesley Clover, Mr. Matthews is also Chairman of a number of private and publicly traded such as Mitel, March Networks, Bridgewater Systems and Solace Systems and sits as a director on the Boards of several others. Mr. Matthews holds an honours degree in electronics from the University of Wales, Swansea and is a Fellow of the Institute of Electrical Engineers and of the Royal Academy of Engineering. He has been awarded honorary doctorates by several universities, including the University of Wales, Glamorgan and Swansea, and Carleton University in Ottawa. In 1994, he was appointed an Officer of the Order of the British Empire, and in the 2001 Queen's Birthday Honours, he was awarded a Knighthood.

     Greg Pelling

     Mr. Pelling is a director of our company. Mr. Pelling is a 20-year technology and IT industry veteran, whose career includes Senior Industry Partner at PricewaterhouseCoopers (“PwC”) and as part of Cisco Systems Inc.’s strategic leadership team. Between August 2007 and April 2008, Mr. Pelling acted as our Chief Executive Officer and between May 2008 and February 2009, he acted as our Chief Strategy Officer. Prior to joining our company in August 2007 as Chief Executive Officer, Mr. Pelling was the President of NewHeights Software Corporation and was responsible for leading the company in corporate strategy – M&A based growth, business development, product innovation, market gains and profitability commitments. Prior to joining NewHeights, Mr. Pelling was Global Managing Director, Advanced IT and Global Development Services of Cisco Systems, Inc., responsible for building out the company’s Global Development Centers; prior to which he was Managing Director, Asia Pacific/Japan, Internet Business Solutions Group of Cisco Systems from January 2001 to August 2004, where he was responsible for delivering $200 million in annual new business. As the Managing Director Asia Pacific and Japan for Cisco Systems Internet Business Solutions Group, he was also an advisor to governments and Fortune 500 corporations where he provided strategic advice on creating competitive advantage from IT and the Internet to the top corporations and governments in the region. Prior to Cisco, he was a senior leader with PwC from 1995 to 2001 and was Asia’s Senior Partner for PwC’s Technology Consulting practice. Prior to joining PwC, Mr. Pelling held management positions in several Canadian companies including Intergraph, SHL Systemhouse, Wang Labs and Richmond Technologies. Considered a thought leader, Mr. Pelling is also the author of “Cisco Net Impact: Competitive Advantage from Internet Innovators in Asia Pacific and Japan.” Mr. Pelling is a graduate of the University of British Columbia and holds an Executive Master’s in Business Administration in International Management.

     Larry Timlick

     Mr. Timlick is a director of our company. Mr. Timlick has extensive knowledge of the enterprise and service provider markets with over 23 years of technical sales and management experience and has been a director of our company since June 2005. Mr. Timlick has been Vice President of Corporate Planning since November 2006 for the Kingsway Group of Companies, a corporate vehicle for real estate investments. Mr. Timlick acted as interim President of our company between June 2005 and August 2005. Between 1991 and 2004, Mr. Timlick was with Cisco Systems Canada. While with Cisco Systems Canada, Mr. Timlick was responsible for developing a sales region for TELUS, a major telecommunications carrier in Canada, which was named Region of the Year, Americas International in FY 2004. Mr. Timlick gained many accomplishments with Cisco Systems including: Top Americas International Performer – Regional Manager FY 2000; Highest Regional Percentage of Goal – Americas International FY 2000; Top Canadian Regional Performance FY 2001 – Western Region Service Providers; and Top Customer Satisfaction Americas International FY 2002. As the first Cisco Systems employee in Western Canada, Mr. Timlick expanded the business and opened offices in Vancouver, Calgary, Edmonton, Regina and Winnipeg. Mr. Timlick has also held management positions with AT&T Canada and Telex/Tulsa Computer Products. Mr. Timlick is also a director of Kensington Court Ventures Inc., a publicly traded investment vehicle and a Territory Manager for Aruba Networks.

Family Relationships

     Except as set forth below, there are no family relationships among our directors or our executive officers.

     Owen Matthews, our Vice-Chairman of the Board, is the son of Terence Matthews, our Chairman of the Board.

Involvement in Certain Legal Proceedings.

     Except as set forth below, none of our directors, nominees, executive officers and control persons have been involved in any of the following events during the past five years:

  any bankruptcy petition filed by or against any business of which such person was an executive officer either at the time of the bankruptcy or within two years prior to that time;

  any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

  being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

  being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

     Peter Charbonneau was a director of Metconnex Canada Inc. from October 6, 2004 to June 19, 2007. An application was made to the courts under Section 47(1) of the Bankruptcy and Insolvency Act, R.S.C. 1985, C. B3, as amended, to appoint an interim receiver of 4061101 Canada Inc. (formerly known as Metconnex Canada Inc.) as provided for in the court filing no: 06-CL-6670 (dated September 26, 2006). The receiver has submitted a proposal to creditors and distribution of proceeds is pending final approval from creditors.

     Chris Cooper is currently the President and Chief Executive Officer of Northern Sun Exploration Company Inc. On August 1, 2008, Northern Sun filed a Notice of Intention to make a proposal pursuant to the Bankruptcy and Insolvency Act. The company is currently under Bankruptcy and Insolvency Act protection while it attempts to restructure its creditor obligations.

Legal Proceedings

     We are not involved as a plaintiff in any material proceeding or pending litigation where such claims or action involves damages for a value of more than 10% of our assets as of April 30, 2010, or any proceeding in which any of our company's directors, officers, or affiliates, or any registered or beneficial stockholders of more than 5% of any class of our voting securities, or any associate of such person, is an adverse party or has a material interest adverse to our company or any of our subsidiaries.

Corporate Cease Trade Orders

     To the best of our company’s knowledge, no proposed director has, within 10 years before the date of this proxy statement, been a director or officer of any company that, while that person was acting in that capacity, (i) was the subject of a cease trade or similar order or an order that denied that person or company access to any exemption under securities legislation for a period of more than 30 consecutive days, or (ii) was subject to an event that resulted, after the director or officer ceased to be a director or officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, other than the following:

     Chris Cooper is a director of Copacabana Capital Limited, a financial services company incorporated under the laws of and managed in Bermuda. The British Columbia Securities Commission issued an order on May 5, 2006 and the Alberta Securities Commission issued an order on September 13, 2006 that Copacabana Capital Limited be cease traded due to failure to file certain financial information. Copacabana Capital Limited remains under the cease trade orders as at the date of this proxy statement.

     Chris Cooper is also the President and Chief Executive Officer of Northern Sun Exploration Company Inc., a company traded on the TSX Venture Exchange (the “Exchange”). On December 23, 2008, trading in the common shares of Northern Sun Exploration Company Inc. was halted for failure to maintain a transfer agent but trading of common shares on the Exchange resumed on December 23, 2008. The British Columbia Securities Commission issued an order on March 11, 2009 and the Alberta Securities Commission issued an order on March 6, 2009 that Northern Sun Exploration Company Inc. be cease traded due to failure to file certain financial information and it remains under the cease trade orders as at the date of this proxy statement.

     Chris Cooper is a director of Benchmark Energy Corp. On November 10, 2006, the Alberta Securities Commission and the British Columbia Securities Commission granted Benchmark’s request for the institution of a management cease trade order in connection with the delay in filing of its June 30, 2006 audited annual financial statements and the related management’s discussion and analysis. The order only affected trading in Benchmark’s securities by certain directors and insiders of Benchmark, including Chris Cooper. The delay in filing its June 30, 2006 audited annual financial statements and related management’s discussion and analysis resulted from the resignation of its independent auditor, Tony M. Ricci Inc. Benchmark subsequently filed its audited annual financial statements and management’s discussion and analysis for the fiscal year ended June 30, 2006 and the order was revoked on January 11, 2007.

Bankruptcies

     To the best of our management’s knowledge, no proposed director has, within 10 years before the date of this proxy statement, been a director or officer of any company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets, other than the following:

     Peter Charbonneau was a director of Metconnex Canada Inc. from October 6, 2004 to June 19, 2007. An application was made to the courts under Section 47(1) of the Bankruptcy and Insolvency Act, R.S.C. 1985, C. B3, as amended, to appoint an interim receiver of 4061101 Canada Inc. (formerly known as Metconnex Canada Inc.) as provided for in the court filing no: 06-CL-6670 (dated September 26, 2006). The receiver has submitted a proposal to creditors and distribution of proceeds is pending final approval from creditors.

     Chris Cooper is currently the President and Chief Executive Officer of Northern Sun Exploration Company Inc. On August 1, 2008, Northern Sun filed a Notice of Intention to make a proposal pursuant to the Bankruptcy and Insolvency Act (Canada). The company is currently under Bankruptcy and Insolvency Act protection while it attempts to restructure its creditor obligations.

     Terence Matthews was a director of Ironbridge Networks Corporation, which went into receivership in January 2001.

Vote Required and Board Recommendation

     The election of directors will be determined by a plurality of the votes cast at the Meeting.

THE BOARD RECOMMENDS
THAT YOU VOTE FOR EACH OF THE NOMINEES.

TRANSACTIONS WITH RELATED PERSONS

     No director, nominee, executive officer, principal shareholder holding at least 5% of our shares of Common Stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transactions, since May 1, 2009, the beginning of our last fiscal year, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years other than the following:

     Our Chairman of the Board is the Chairman and founding shareholder of Mitel Networks Corporation. NewHeights Software Corporation entered into a distribution agreement with Mitel on June 15, 2004 and amended such agreement on August 7, 2007. NewHeights was acquired by our company on August 2, 2007 and was amalgamated on February 5, 2008 with our company’s wholly-owned subsidiary, CounterPath Solutions R&D Inc. under the name CounterPath Technologies Inc. Under the terms of the distribution agreement, we earn a specified fee from Mitel based on the number of product licenses sold to Mitel. Our software revenue for the year ended April 30, 2010, pursuant to the terms of these agreements, was $560,636 (2009 - $1,225,757). On July 31, 2008 we entered into a source code license agreement whereby we licensed to Mitel the source code for our Your Assistant product in consideration of a payment of $650,000. Associated with the agreement are ongoing license fees per copy deployed to be paid by Mitel over four years and declining from $13.50 to $9.00 per copy after two years and declining from $9.00 to nil after four years. In addition, the agreement provides Mitel with a first right to match any third party offer to purchase the source code software and related intellectual property.

     In connection with a non-brokered private placement of 2,433,439 units which closed on July 31, 2008, Wesley Clover Corporation, a company controlled by the Chairman of our Board, purchased 666,274 units, at a price of $1.50 (CDN$1.54) per unit, for aggregate proceeds of $1,002,463 (CDN$1,026,062). Each unit consisted of one share of common stock and one-half of one non-transferable common share purchase warrant. Each whole warrant entitles the holder to purchase one share of common stock at a price of $2.25 for a period of two years from the closing of the private placement. As the unit price of $1.50 (CDN$1.54) per unit was below the closing market price of $1.60 (CDN$1.64) per share of our common stock on the date of the transaction and included one-half of one common share purchase warrant, our company recorded a compensatory charge to general and administrative expenses for the year ended April 30, 2009 of $171,308.

     In connection with a non-brokered private placement of 3,333,334 units which closed on October 29, 2009, Wesley Clover Corporation, a company controlled by the Chairman of our Board, purchased 1,666,667 units, at a price of $0.56 (CDN$0.60) per unit, for aggregate proceeds of $933,881 (CDN$1,000,000). Each unit consisted of one share of common stock and one-half of one non-transferable common share purchase warrant. Each whole warrant entitles the holder to purchase one share of common stock at a price of $0.90 for a period of two years from the closing of the private placement.

     During the year ended April 30, 2010, our wholly owned subsidiary, FirstHand Technologies Inc., paid $79,500 (2009 - $277,451) to Kanata Research Park Corporation for leased office space. Kanata Research Park is controlled by the Chairman of our Board.

     A shareholder holding greater than 5% of our shares of Common Stock purchased $483,300 (CDN$500,000) convertible debentures on July 30, 2010 in a non-brokered private placement. The convertible debenture may be converted at any time prior to maturity into shares of common Stock at a price of $1.00 per share. The convertible debenture is an unsecured obligation of our company and carries on interest rate equal to the Prime Bank Rate as quoted by the Bank of Montreal, payable monthly. The convertible debenture will mature on July 30, 2012.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of such forms received by our company, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the year ended April 30, 2010 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Terence Matthews	2(2)	3	Nil
Mark Bruk	1(2)	1	Nil
Chris Cooper	1(2)	1	Nil
David Karp	8(2)	8	Nil
Donovan Jones	9(2)	9	Nil
Greg Pelling	2(2)	8	Nil
Peter Charbonneau	1(1) 1(2)	0 1	Nil
William Jin	1(1) 1(2)	0 1	Nil
Covington Venture Fund	1(2)	2	Nil
Larry Timlick	1(2)	1	Nil
Owen Matthews	1(2)	1	Nil

(1)	The named director, officer or greater than 10% shareholder, as applicable, filed a late Form 3 – Initial Statement of Beneficial Ownership of Securities.
(2)	The named director, officer or greater than 10% shareholder, as applicable, filed a late Form 4 – Statement of Changes in Beneficial Ownership of Securities.

CORPORATE GOVERNANCE

     The Exchange requires every listed company to disclose on an annual basis its approach to corporate governance. Exchange Policy 3.1 requires us to disclose certain corporate governance information as is set out in Form 58-101F2 Corporate Governance Disclosure (Venture Issuers), which came into effect on June 30, 2005. A description of our approach to corporate governance, with our responses to the Form 58-101F2 Corporate Governance Disclosure (Venture Issuers), is set out in Exhibit A attached hereto.

     We currently act with nine directors, consisting of Mark Bruk, Peter Charbonneau, Chris Cooper, William Jin, Donovan Jones, Owen Matthews, Terence Matthews, Greg Pelling and Larry Timlick. We have determined that Peter Charbonneau, Chris Cooper, Will Jin and Larry Timlick are independent directors as defined by Rule 5605(a) of the Nasdaq Listing Rules and National Instrument 52-110, adopted by various Canadian securities commissions.

COMMITTEES OF THE BOARD OF DIRECTORS

     We currently act with a standing Audit Committee and Compensation Committee. We do not have a standing nominating committee or corporate governance committee but our entire board of directors acts as our nominating and corporate governance committee. If any stockholder seeks to nominate a director or bring any other business at any meeting of our stockholders, the stockholder must comply with the procedures contained in our bylaws and the stockholder must notify us in writing and such notice must be delivered to or received by the Secretary of our company in accordance with Rule 14a-8 of the Exchange Act. A stockholder may write to the Secretary of our company at our principal executive office, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7M 1X3, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

AUDIT COMMITTEE

     The Audit Committee was formed in September 2007. During the year ended April 30, 2010, the Audit Committee held four meetings. The Audit Committee currently consists of Peter Charbonneau, Chris Cooper and William Jin. Mr. Cooper acts as the Audit Committee Chairman. Mr. Charbonneau, Mr. Cooper and Mr. Jin are also non-employee directors of our company. Messers. Charbonneau, Cooper and Jin are considered independent directors as defined by Rule 5605(a) of the Nasdaq Listing Rules and National Instrument 52-110, adopted by various Canadian securities commissions. Each of the members of the Audit Committee is financially literate as defined in National Instrument 52-110. For a description of Messers. Charbonneau, Cooper and Jin’s education and experience, see the section of this proxy statement entitled “Nominees for Election”.

     The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is directed to review the scope, cost and results of the independent audit of our books and records, the results of the annual audit with management and the adequacy of our accounting, financial and operating controls; to recommend annually to the Board the selection of the independent registered accountants; to consider proposals made by the independent registered accountants for consulting work; and to report to the Board, when so requested, on any accounting or financial matters. The Board adopted a charter for the Audit Committee on December 13, 2007, a copy of which was filed with our Definitive Proxy Statement on August 29, 2008 and is available on Edgar at www.sec.gov.

     For a description of the Audit Committee's Pre-Approval Policies and Procedures and a description of fees paid to the independent registered accountants, see the section of this proxy statement entitled “Proposal 2 Ratification of Selection of Independent Auditors” or Item 14 - “Principle Accountant Fees and Services” of our Form 10-K filed as our Annual Information Form. Our Form 10-K is available on Edgar at www.sec.gov and our Annual Information Form is available on Sedar at www.sedar.com.

Audit Committee Financial Expert

     The Exchange Act requires the Board to determine if a member of its Audit Committee is an “audit committee financial expert.” According to these requirements, an Audit Committee member can be designated an Audit Committee financial expert only when the Audit Committee member satisfies specified qualification requirements, such as experience (or “experience actively supervising” others engaged in) preparing, auditing, analyzing, or evaluating financial statements presenting a level of accounting complexity comparable to what is encountered in connection with our company's financial statements. Such qualifications may be acquired through specified means of experience or education. The Board has determined that Mr. Charbonneau qualifies as an Audit Committee financial expert as defined in 407(d)(5) of Regulation S-K.

AUDIT COMMITTEE DISCLOSURE

     The Audit Committee has reviewed and discussed with management our audited consolidated financial statements as of and for the year ended April 30, 2010.

     The Audit Committee has also discussed with BDO Canada LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Audit Committee has received and reviewed the written disclosures and the letter from BDO Canada LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with BDO Canada LLP their independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended April 30, 2010 filed with the SEC.

     The Audit Committee of our Board currently consists of Messrs. Charbonneau, Cooper and Jin. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of our company under the Securities Act of 1933, or the Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

COMPENSATION COMMITTEE

     During the year ended April 30, 2010 there were four meetings held by the Compensation Committee. The Compensation Committee currently consists of Chris Cooper, Owen Matthews and Larry Timlick, all of whom are non-employee directors of our company. The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers and employees. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Compensation Committee also administers and implements all of our stock option and other stock-based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the Board on compensation matters. The Compensation Committee was formed in September 2007. The Board adopted a charter for the Compensation Committee on November 8, 2007, a copy of which was filed with our Definitive Proxy Statement on August 29, 2008 and is available on Edgar at www.sec.gov.

CORPORATE GOVERNANCE AND DIRECTOR NOMINATIONS

     Our company does not currently have a policy with regard to the consideration of any director candidates recommended by our stockholders. The Board does not believe that it is necessary to have a policy with regard to the consideration of any director candidates recommended by stockholders as any such candidates can be appropriately evaluated by the Board. We, however, encourage stockholders to recommend candidates directly to the Secretary by sending communications to “The Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7M 1X3.

     The Board does not currently have a formal process for security holders to send communications to the Board. We, however, encourage stockholders to communicate directly with the Board by sending communications to “The Board of Directors of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7M 1X3.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     We have set forth in the following table certain information regarding the Common Stock beneficially owned on July 27, 2010 for (i) each stockholder we know to be the beneficial owner of 5% or more of the Common Stock, (ii) each of our company's executive officers and directors, (iii) the nominees for election to the Board and (iv) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of July 27, 2010, we had 33,080,645 shares of Common Stock issued and outstanding. In addition, as of July 27, 2010, there was one (1) Voting Share and 10,871 Exchangeable Shares outstanding. The Voting Share entitles the Trustee to one (1) vote for each Exchangeable Share outstanding as of July 27, 2010. Each Exchangeable Share is exchangeable at any time, at the election of the holder thereof, or in certain circumstances, our company, into one (1) share of Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Terence Matthews 350 Legget Drive, P.O. Box 13089 Kanata, Ontario	8,704,338 (3)	25.4%
Steven Bruk 3790 Southridge Avenue West Vancouver, BC, Canada V7V 3J1	2,496,468 (4)	7.5%
Owen Matthews Suite 300, One Bentall Centre 505 Burrard Street Vancouver, British Columbia Canada, V7X 1M3	2,336,257	7.1%
Mark Bruk Suite 300, One Bentall Centre 505 Burrard Street Vancouver, British Columbia Canada, V7X 1M3	1,515,335 (5)	4.5%
Donovan Jones Suite 300, One Bentall Centre 505 Burrard Street Vancouver, British Columbia Canada, V7X 1M3	767,588 (6)	2.3%
Greg Pelling Suite 908-360 Bloor Street East Toronto, Ontario, M4W 3M3	722,836 (7)	2.2%
David Karp Suite 300, One Bentall Centre 505 Burrard Street Vancouver, British Columbia Canada, V7X 1M3	383,111 (8)	1.1%
Chris Cooper 1910-1055 West Hastings Street, Vancouver, British Columbia Canada V6E 2E9	143,372 (9)	**
Larry Timlick Suite 300, One Bentall Centre 505 Burrard Street Vancouver, British Columbia Canada, V7X 1M3	102,258 (10)	**

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Peter Charbonneau Tower B, 830 – 555 Legget Drive Ottawa, Ontario Canada K2K 2X3	52,258 (11)	**
William Jin 200 Front Street West, Suite 3003 P.O. Box 10 Toronto, Ontario Canada M5V 3K2	52,258 (12)	**
Michael Hryb Suite 300, One Bentall Centre 505 Burrard Street Vancouver, British Columbia Canada, V7X 1M3	57,589 (13)	**
Jim O’Brien 40 Warren Street, 3rd Floor Charlestown, MA 02129 USA	30,663 (14)	**
Todd Carothers 651 W. Washington Blvd., Suite 500 Chicago, IL 60661 USA	30,595 (15)	**
Directors and Executive Officers as a Group	17,394,926	46.3%

**	Less than 1%
(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)

Percentage based on 33,080,645 shares of common stock outstanding on July 27, 2010, including shares of common stock subject to options, deferred share units, or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of July 27, 2010 which are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(3)

Includes 7,441,408 shares of common stock held by Wesley Clover Corporation. Also includes shares subject to stock options of a total of 18,000 shares of common stock issued on August 2, 2007 and held by Mr. Matthews that are vested and are exercisable at a price of $2.00 per common share, expiring between October 1, 2012 and February 28, 2015. Also includes 333,137 warrants held by Wesley Clover Corporation, each warrant of which entitles the holder to purchase one share of common stock at the exercise price of $2.25 per share on or before July 31, 2010, and 833,334 warrants held by Wesley Clover Corporation, each warrant of which entitles the holder to purchase one share of common stock at the exercise price of $0.90 per share on or before October 29, 2011. Also includes 48,387 shares subject to deferred share units.

(4)

Includes 146,000 shares of common stock held by the spouse of Mr. Bruk and 2,000,000 shares of common stock held by KMB Trac Two Holdings Ltd. (“KMB”). Mr. Bruk’s spouse is the sole shareholder of KMB.

(5)

Includes 339,000 shares of common stock issued on January 10, 2006 and held by Mr. Bruk that are vested and are exercisable at a price of $1.95 per share, expiring on January 10, 2011. Also includes 16,667 warrants, each warrant of which entitles Mr. Bruk to purchase one share of common stock at the exercise price of $2.25 per share on or before July 31, 2010. Also includes 24,194 shares subject to deferred share units.

(6)

Includes 697,333 shares of common stock subject to vested stock options of a total of 1,189,000 shares of common stock subject to stock options and held by Mr. Jones that are exercisable within 60 days of July 27, 2010, including 180,000 stock options issued on June 1, 2005 and repriced on October 10, 2005 that are exercisable at $1.95 per share until October 7, 2010, 23,400 stock options issued on January 10, 2006 that are exercisable at $1.95 per share until January 10, 2016, 135,600 stock options issued on May 23, 2006 that are exercisable at $3.05 per share until May 23, 2016, 145,833 stock options issued on May 14, 2008 that are exercisable at $1.75 per share until May 14, 2014 and 212,500 shares of common stock subject to stock options issued on April 17, 2009 that are exercisable at a price of $0.62 per share, expiring on April 17, 2014 . Also includes 16,667 warrants, each warrant of which entitles Mr. Jones to purchase one share of common stock at the exercise price of $2.25 per share on or before July 31, 2010.

(7)

Includes 200,000 shares of common stock subject to stock options issued on August 2, 2007 and held by Mr. Pelling that are vested and are exercisable at a price of $2.00 per share, expiring on December 31, 2014. Also includes 50,000 exchangeable shares, each exchangeable share of which entitles Mr. Pelling to exchange one exchangeable share for one share of common stock. Also includes 24,194 shares subject to deferred share units.

(8)

Includes 361,354 shares of common stock subject to vested stock options of a total of 565,000 shares of common stock subject to stock options and held by Mr. Karp that will be vested within 60 days of July 27, 2010, including 240,000 stock options issued on September 7, 2006 that are exercisable at a price of $2.15 per share, expiring on September 7, 2016, 32,812 stock options issued on December 15, 2008 that are exercisable at a price of $0.44 per share, expiring on December 15, 2013, and 88,542 stock options issued on April 19, 2009 that are exercisable at a price of $0.62 per share, expiring on April 17, 2014. Also includes 5,000 warrants, each warrant of which entitles Mr. Karp to purchase one common share at the exercise price of $2.25 per share on or before July 31, 2010.

(9)

Includes 40,000 shares of common stock subject to vested stock options issued on September 7, 2005 and held by Mr. Cooper that are vested, and are exercisable at a price of $2.15 per share, expiring on September 7, 2010. Also includes 8,328 warrants, each warrant of which entitles Mr. Cooper to purchase one common share at the exercise price of $2.25 per share on or before July 31, 2010. Also includes 48,387 shares subject to deferred share units.

(10)

Includes 40,000 shares of common stock subject to vested stock options issued on September 7, 2005 and held by Mr. Timlick that are vested, and are exercisable at a price of $2.15 per share, expiring on September 7, 2010. Also includes 32,258 shares subject to deferred share units.

(11)	Mr. Charbonneau is a principal of the general partner of Skypoint Telecom Fund II, which holds 1,807,692 shares of common stock. Also includes 32,258 shares subject to deferred share units.
(12)

Mr. Jin is senior vice president of Covington Capital, a venture capital company which manages Covington Venture Fund Inc. which holds 3,140,240 shares of common stock and 666,274 warrants, each warrant of which entitles Covington Venture Fund Inc. to purchase one common share at the exercise price of $2.25 per share on or before July 31, 2010. Also includes 32,258 shares subject to deferred share units.

(13)

Includes 38,794 shares of common stock subject to vested stock options of a total of 90,000 shares of common stock subject to stock options and held by Mr. Hryb that are exercisable within 60 days of July 27, 2010, including 40,000 stock options issued on June 3, 2008 and repriced on March 12, 2009 that are exercisable at $0.47 per share, expiring on June 3, 2013, 25,000 stock options issued on December 15, 2008 that are exercisable at $0.44 per share, expiring on December 15, 2013, 25,000 stock options issued on December 14, 2009 that are exercisable at $0.60 per share, expiring on December 14, 2014.

(14)

Includes 30,663 shares of common stock subject to vested stock options of a total of 50,555 shares of common stock subject to stock options and held by Mr. O’Brien that are exercisable within 60 days of July 27, 2010, including 14,555 stock options issued on February 2, 2008 and repriced on March 12, 2009 that are exercisable at $0.47 per share, expiring on February 2, 2013, 35,000 stock options issued on December 15, 2008 that are exercisable at $0.44 per share, expiring on December 15, 2013, 1,000 stock options issued on December 14, 2009 that are exercisable at $0.60 per share, expiring on December 14, 2014.

(15)

Includes 28,125 shares of common stock subject to vested stock options of a total of 150,000 shares of common stock subject to stock options and held by Mr. Carothers that are exercisable within 60 days of July 27, 2010, including 28,125 stock options issued on December 14, 2009 that are exercisable at $0.60 per share, expiring on December 14, 2014.

Changes in Control

     As of the date of this proxy statement, management had no knowledge of any arrangements which may at a subsequent date result in a change in control of our company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Except as otherwise disclosed herein, no individual who has been a director or executive officer of our company at any time since the beginning of the last financial year of our company, or any proposed management nominee for election as a director, or any associate or affiliate thereof, has any material interest, direct or indirect, by way of beneficial ownership of shares of our Common Stock or otherwise, in any matter to be acted upon at the Meeting.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

     Except as otherwise disclosed herein: (a) none of our directors or executive officers; (b) no person or company who beneficially owns, directly or indirectly, shares of Common Stock or who exercises control or direction of shares of Common Stock, or a combination of both (including control through nominees and proposed directors) carrying more than 10% of the voting rights attached to the outstanding shares of Common Stock (an “Insider”); (c) no director or executive officer of an Insider; and (d) no associate or affiliate of any of the directors, executive officers or Insiders, has had any material interest, direct or indirect, in any transaction since the commencement of our most recently completed financial year or in any proposed transaction which has materially affected or would materially affect our company or any of our subsidiaries, except with an interest arising from the ownership of shares of Common Stock where such person or company will receive no extra or special benefit or advantage not shared on a pro rata basis by all holders of the same class of shares who are resident in Canada.

MANAGEMENT CONTRACTS

     No management functions of our company are performed to any substantial degree by a person other than the directors or executive officers of our company.

COMPENSATION DISCUSSION AND ANALYSIS

Summary Compensation Table

     The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended April 30, 2010; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the year ended April 30, 2010, who we will collectively refer to as our named executive officers, of our company for the years ended April 30, 2010 and 2009, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officer, whose total compensation does not exceed $100,000 for the respective fiscal year:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Other Annual Compen- sation ($)(3)	Total ($)
Donovan Jones (4) President, Chief Executive Officer and Director	2010 2009	279,466 223,560	46,671 92,394	96,774 Nil	Nil 421,645	25,762 22,689	448,673 760,288
David Karp Chief Financial Officer, Treasurer and Secretary	2010 2009	159,055 160,326	25,202 33,999	48,387 Nil	Nil 101,117	10,096 Nil	242,740 295,442
Michael Hryb VP, Carrier Sales	2010 2009	114,251 107,355	47,497 60,483	Nil Nil	8,833 43,497	Nil Nil	173,445 176,690
Jim O’Brien Director, NCG Customer Engineering	2010 2009	148,342 147,779	Nil Nil	Nil Nil	353 7,766	Nil Nil	152,994 152,326
Todd Carothers (5) VP, Product Management	2010 2009	137,621 162,000	Nil 8,809	Nil Nil	52,996 97,575	Nil Nil	190,617 268,384

(1)

The amount in this column reflects the grant date fair value of the deferred share units granted to named executive officers in each fiscal year listed. For a description of the methodology and assumptions used in valuing the deferred share units granted to our officers and directors during the year ended April 30, 2010, please review Note 7 to the financial statements included herein.

(2)

For a description of the methodology and assumptions used in valuing the option awards granted to our officers and directors during the year ended April 30, 2010, please review Note 7 to the financial statements included herein.

(3)	The value of perquisites and other personal benefits, securities and property for the individuals included in the summary compensation table that does not exceed $10,000 is not reported herein.

(4)	Mr. Jones was appointed as our President and Chief Operating Officer on April 24, 2006 and our President and Chief Executive Officer on April 30, 2008.

(5)	Mr. Carothers was not employed by our company between July 30, 2009 and October 11, 2009.

Employment Agreements with Our Named Executive Officers

     Donovan Jones entered into an employment agreement with our company dated September 13, 2007, as amended, whereby we pay to Mr. Jones CDN$299,400 per year. In addition, Mr. Jones may earn a bonus of up to $25,000 per fiscal quarter based upon the achievement of pre-determined objectives. Mr. Jones is also entitled to a bi-monthly expense allowance of CDN$1,000. If Mr. Jones’ employment agreement is terminated without cause, or there is a change of control (to the extent of at least 40.01% of the equity of our company), we, or Mr. Jones may, without cause, terminate his employment upon 6 months' written notice to our company. Following such notice, we will pay to Mr. Jones (i) CDN$675,000 (in addition to any applicable bonus and/or incentive in respect of the last pay periods in which such bonus and/or incentive has not yet been awarded with objectives being considered fully met); (ii) extended medical and dental insurance coverage for a period of 24 months from termination; and (iii) all options, which have not vested shall immediately vest and become exercisable.

     David Karp entered into an employment agreement with our company dated September 11, 2006, whereby we appointed Mr. Karp our Chief Financial Officer. Mr. Karp’s current annual salary is CDN$182,400. In addition, Mr. Karp may earn a bonus of up to 30% of his salary based upon the achievement of pre-determined objectives. Mr. Karp is also entitled to a monthly expense allowance of CDN$800. If we terminate the agreement for any reason other than for cause, we are required to pay Mr. Karp a sum equal to CDN$120,000 in addition to any applicable bonus or compensation as set out in the Employment Agreement. In addition, for each year of employment, our company is required to pay Mr. Karp an amount equal to one month of his total compensation for each year of employment. In addition, 1/24th of the number of stock options granted, multiplied by the number of months Mr. Karp is employed with us from the date of each respective grant, is immediately vested and exercisable. In the event of a change of control or greater than 50.01% of the issued and outstanding common shares of our company, all stock options granted to Mr. Karp will become immediately vested and exercisable.

Outstanding Equity Awards at Fiscal Year End

     The following table summarizes the outstanding equity awards held by each named executive officer of our company as of April 30, 2010. The options generally vest in the amount of 12.5% on the date which is six months from the date of grant and then beginning in the seventh month at 1/42 per month for 42 months, at which time the options are fully vested. The deferred share units vest as to one-third (1/3) of the number of deferred share units granted on the first, second and third anniversaries of the award date.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Donovan Jones	180,000(1)	—	—	$1.95	October 10, 2015	161,290(16)	$132,258	—	—
	23,400(2)	—	—	$1.95	January 10, 2016
	132,775(3)	2,825(3)	—	$3.05	May 23, 2016
	119,792(4)	130,208(4)	—	$1.75	May 14, 2013
	150,000(5)	450,000(5)	—	$0.62	April 17, 2014
David Karp	215,000(6)	25,000(6)	—	$2.15	September 7, 2016	80,645(17)	$66,129	—	—
	25,000(7)	50,000(7)	—	$0.44	December 15,2013
	62,500(8)	187,500(8)	—	$0.62	April 17, 2014
Michael Hryb	18,333(9)	21,667(9)	—	$0.47	June 3, 2013	—	—	—	—
	9,127(10)	15,873(10)	—	$0.44	December 15, 2013
	—	25,000(11)	—	$0.60	December 14, 2014
Jim O’Brien	14,555(12)	—	—	$0.47	February 2, 2013	—	—	—	—
	11,667(13)	23,333(13)	—	$0.44	December 15, 2013
	—	1,000(14)	—	$0.60	December 14, 2014
Todd Carothers	—	150,000(15)	—	$0.60	December 14, 2014	—	—	—	—

(1)	Granted on October 10, 2005.
(2)	Granted on January 10, 2006.
(3)	Granted on May 23, 2006.
(4)	Granted on May 14, 2008.
(5)	Granted on April 17, 2009.
(6)	Granted on September 7, 2006.
(7)	Granted on December 15, 2008.
(8)	Granted on April 17, 2009.
(9)	Granted on June 3, 2008.
(10)	Granted on December 15, 2008.
(11)	Granted on December 14, 2009.
(12)	Granted on February 2, 2008.
(13)	Granted on December 15, 2008.
(14)	Granted on December 14, 2009.
(15)	Granted on December 14, 2009.
(16)	Granted on December 14, 2009
(17)	Granted on December 14, 2009

Compensation of Directors

     During the fiscal year ended April 30, 2010, we introduced compensation for our non-employee directors for their services in fiscal year 2010 and thereafter according to the following schedule: A retainer of CDN$15,000 for each board member; a retainer of CDN$15,000 for the chairman; a retainer of CDN$5,000 for the audit committee chair; and retainer of CDN$2,500 for the compensation committee chair; and a retainer of CDN$5,000 for each audit committee or compensation committee member. Directors may be paid the retainers in cash, or at the Board’s option, in a form of equity compensation under an existing equity compensation plan of our company. During the fiscal year ended April 30, 2010, we issued 278,226 deferred share units in lieu of cash to our directors.

     Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board. The Board may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

     The following table summarizes compensation paid to all of our non-employee directors for the fiscal year ended April 30, 2010:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(9)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mark Bruk(1)	Nil	14,516	Nil	N/A	N/A	Nil	14,516
Peter Charbonneau(2)	Nil	19,355	Nil	N/A	N/A	Nil	19,355
Chris Cooper(3)	Nil	29,032	Nil	N/A	N/A	Nil	29,032
William Jin(4)	Nil	19,355	Nil	N/A	N/A	Nil	19,355
Terence Matthews(5)	Nil	29,032	Nil	N/A	N/A	Nil	29,032
Owen Matthews(6)	Nil	21,774	Nil	N/A	N/A	Nil	21,774
Greg Pelling(7)	Nil	14,516	Nil	N/A	N/A	Nil	14,516
Larry Timlick(8)	Nil	19,355	Nil	N/A	N/A	Nil	19,355

(1)	At April 30, 2010, Mr. Bruk held an aggregate of 339,000 stock options and 24,194 deferred share units.
(2)	At April 30, 2010, Mr. Charbonneau held an aggregate of 32,258 deferred share units.
(3)	At April 30, 2010, Mr. Cooper held an aggregate of 40,000 stock options and 48,387 deferred share units.
(4)	At April 30, 2010, Mr. Jin held an aggregate of 32,258 deferred share units.
(5)	At April 30, 2010, Mr. Terence Matthews held an aggregate of 18,000 stock options and 48,387 deferred share units.
(6)	At April 30, 2010, Mr. Owen Matthews held an aggregate of 36,290 deferred share units.
(7)	At April 30, 2010, Mr. Pelling held an aggregate of 200,000 stock options and 24,194 deferred share units.
(8)	At April 30, 2010, Mr. Timlick held an aggregate of 40,000 stock options and 32,258 deferred share units.
(9)	Represents value on grant date of vested deferred share units.

EQUITY COMPENSATION PLAN INFORMATION

     We adopted the 2004 Plan on May 18, 2004 and the 2005 Plan on February 1, 2008. The following table provides a summary of the number of options granted under our stock option plans, the weighted average exercise price and the number of options remaining available for issuance all as at April 30, 2010.

	Number of securities to be issued upon exercise of outstanding options	Weighted-Average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	N/A	N/A	N/A
Equity compensation plans not approved by security holders	4,617,707 (1)	$1.03	1,242,293 (2)
Total	4,616,707	$1.03	1,242,293

(1)

As of April 30, 2010, we had issued stock options to purchase 474,000 shares of our common stock pursuant to the 2004 Plan and stock options to purchase 4,143,707 shares of our common stock pursuant to our 2005 Plan.

(2)

As of April 30, 2010, there were 326,000 underlying shares of our common stock remaining and available to be issued under the 2004 Plan and 916,293 underlying shares of our common stock remaining and available to be issued under the 2005 Plan.

2004 Plan

     On May 18, 2004, our board of directors approved the 2004 Plan for employees, directors, officers and consultants of our company and our subsidiaries. Under the plan, eligible employees, consultants, and such other persons, other than directors subject to tax in the United States who are not eligible employees, may receive awards of “non-qualified stock options.” Also under the plan, individuals who, at the time of the option grant, are employees of our company or any related company, as defined in the plan, who are subject to tax in the United States, may receive “incentive stock options,” and stock options granted to non-United States residents may receive awards of “options.” The purpose of the plan is to retain the services of valued key employees, directors, officers and consultants and to encourage such persons with an increased incentive to make contributions to our company. We are permitted to issued up to 800,000 shares of our common stock under the 2004 Plan.

2005 Plan

     On March 4, 2005, our board of directors approved the 2005 Plan for our employees, directors, officers and consultants of our company and our subsidiaries. Under the plan, eligible employees, consultants, and certain other persons who are not eligible employees, may receive awards of “non-qualified stock options.” Also under the plan, individuals who, at the time of the option grant, are employees of our company or any related company, as defined in the plan, who are subject to tax in the United States, may receive “incentive stock options,” and stock options granted to non-United States residents may receive awards of “options.” The purpose of the plan is to retain the services of our valued key employees, directors, officers and consultants and to encourage such persons with an increased incentive to make contributions to our company. Our board of directors increased the number of shares of our common stock that are issuable under the 2005 Plan on the dates and in the amounts as follows:

Date	Number of Shares Issuable	Increased Number of Shares Issuable
January 10, 2006	1,200,000 shares	1,800,000 shares
September 5, 2006	1,800,000 shares	2,400,000 shares
August 2, 2007	2,400,000 shares	3,000,000 shares
February 1, 2008	3,000,000 shares	4,260,000 shares
October 22, 2009(1)	4,260,000 shares	5,060,000 shares

(1)	On October 22, 2009, our shareholders approved the increase in the number of shares of common stock issuable under our 2005 Plan by 800,000 shares, from 4,260,000 shares to 5,060,000 shares.

Employee Share Purchase Plan

     On October 1, 2008, our shareholders approved the employee share purchase plan (the “ESPP”) for employees, directors, officers and consultants of our company and our subsidiaries. The purpose of the plan is to give employees access to an equity participation vehicle in addition to our stock option plans by way of an opportunity to purchase shares of our common stock through payroll deductions and encourage them to use their combined best efforts on behalf of our company to improve its profits through increased sales, reduction of costs and increased efficiency. Participation in the plan is voluntary. Within the limits of the plan, our company matches fifty percent (50%) of the aggregate number of shares purchased by the participants. We are permitted to issue up to 700,000 shares of our common stock under the plan. As of April 30, 2010, we issued 88,028 shares of our common stock under the plan.

Deferred Share Unit Plan

     Under the terms of the DSUP, approved by the shareholders on October 22, 2009, each deferred share unit is equivalent to one share of common stock. The maximum number of shares of common stock that may be reserved for issuance to any one participant pursuant to deferred share units granted under the DSUP and any share compensation arrangement is 5% of the number of shares of common stock of our company outstanding at the time of reservation and, as applicable, any grants of deferred share units to any one participant may not exceed a value of $100,000 per annum on the date of grant. A deferred share unit granted to a participant who is a director of the board of our company shall vest immediately on the award date. A deferred share unit granted to a participant other than a director will generally vest as to one-third (1/3) of the number of deferred share units granted on the first, second, and third anniversaries of the award date. Fair value of the deferred share units, which is based on the closing price of our company’s common stock on the date of grant, is recorded as compensation expense in the period of grant. As of April 30, 2010, we issued 520,161 deferred share units under the plan.

INDEBTEDNESS TO COMPANY OF DIRECTORS AND SENIOR OFFICERS

     No current or former director, executive officer or employee is indebted to our company or our subsidiaries as at the date of this proxy statement.

     None of the directors or executive officers of our company is or, at any time since the beginning of the most recently completed financial year, has been indebted to our company or our subsidiaries. None of the directors' or executive officers' indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year, has been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by our company or our subsidiaries.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     BDO Canada LLP, Chartered Accountants, has audited our financial statements since November 7, 2006. At the recommendation of the Audit Committee, the Board has selected BDO Canada LLP, Chartered Accountants, as our independent registered public accounting firm for the year ending April 30, 2011, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Meeting.

     Stockholder ratification of the selection of BDO Canada LLP, Chartered Accountants, as our independent registered public accounting firm is not required by the bylaws or otherwise. However, the Board is submitting the selection of BDO Canada LLP, Chartered Accountants, to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the board determines that such a change would be in the best interests of our company and its stockholders.

     Representatives of BDO Canada LLP, Chartered Accountants, attend the year end meeting of the Audit Committee. The Audit Committee reviews audit and non-audit services performed by BDO Canada LLP, Chartered Accountants, as well as the fees charged by BDO Canada LLP, Chartered Accountants, for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with BDO Canada LLP, Chartered Accountants, can be found under the sections of this proxy statement entitled “Committees of the Board of Directors” and “Audit Committee Disclosure”.

     Our Audit Committee has considered and determined that the services provided by BDO Canada LLP, Chartered Accountants, are compatible with maintaining the independence of the principal accountant.

     Representatives of BDO Canada LLP, Chartered Accountants, are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Paid to BDO Canada LLP, Chartered Accountants

     BDO Canada LLP, Chartered Accountants, provided audit and other services during fiscal year 2010 and 2009. This included the following fees:

	2010	2009
Audit Fees	$132,196	$152,188
Audit Related Fees	Nil	Nil
Tax Fees	Nil	$4,017
All Other Fees	Nil	Nil
Total Fees	$132,196	$156,205

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with SEC filings including the Form S-8 and Form S-8/A in respect of registration of shares of Common Stock pursuant to the ESPP and the 2004 Plan and the 2005 Plan during the year ended April 30, 2010.

Audit Related Fees. There were no audit related fees paid to BDO Canada LLP during our fiscal years ended April 30, 2010 and April 30, 2009.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. There were no other fees paid to BDO Canada LLP, Chartered Accountants that are not covered by the headings set out above during our fiscal years ended April 30, 2010 and April 30, 2009.

     The Audit Committee requires advance approval of all audit, audit-related, tax, and other services performed by the independent registered public accounting firm. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee authority to approve permitted services provided that the chair reports any decisions to the committee at its next scheduled meeting. All services performed by BDO Canada LLP were pre-approved by the Audit Committee.

     The Audit Committee has considered the nature and amount of the fees billed by BDO Canada LLP, Chartered Accountants and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining BDO Canada LLP, Chartered Accountant's independence.

Vote Required and Board Recommendation

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to ratify the selection of BDO Canada LLP, Chartered Accountants.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION
OF SELECTION OF BDO CANADA LLP, CHARTERED ACCOUNTANTS, AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM OF OUR COMPANY.

PROPOSAL 3
APPROVAL OF CONSOLIDATION OF 2004 STOCK OPTION PLAN AND OUR 2005 STOCK OPTION PLAN INTO ONE PLAN

2004 Stock Option Plan

     On May 18, 2004, our board of directors approved the 2004 Plan for employees, directors, officers and consultants of our company and our subsidiaries. Under the 2004 Plan, eligible employees, consultants and such other persons, other than directors subject to tax in the United States who are not eligible employees, may receive awards of “non-qualified stock options.” Also under the 2004 Plan, individuals who, at the time of the option grant, are employees of our company or any related company, as defined in the 2004 Plan, who are subject to tax in the United States, may receive “incentive stock options,” and stock options granted to non-United States residents may receive awards of “options.” The purpose of the 2004 Plan is to retain the services of valued key employees, directors, officers and consultants and to encourage such persons with an increased incentive to make contributions to our company. We are permitted to issue up to 800,000 shares of our common stock under the 2004 Plan.

2005 Stock Option Plan

     On March 4, 2005, our board of directors approved the 2005 Plan for our employees, directors, officers and consultants of our company and our subsidiaries. Under the 2005 Plan, eligible employees, consultants, and certain other persons who are not eligible employees, may receive awards of “non-qualified stock options.” Also under the 2005 Plan, individuals who, at the time of the option grant, are employees of our company or any related company, as defined in the plan, who are subject to tax in the United States, may receive “incentive stock options,” and stock options granted to non-United States residents may receive awards of “options.” The purpose of the 2005 Plan is to retain the services of valued key employees, directors, officers and consultants and to encourage such persons with an increased incentive to make contributions to our company. We are permitted to issue up to 5,060,000 shares of our common stock under the 2005 Plan.

Consolidated Stock Option Plan

     On August 13. 2010, the Board approved the consolidation of the 2004 Plan and the 2005 Plan into one plan referred to as the 2010 Stock Option Plan. The Board approved the consolidation of the 2004 Plan and the 2005 Plan for administrative and reporting efficiencies. Although stockholder ratification of the 2010 Stock Option Plan is not required by our bylaws, the Board is submitting the consolidation of the 2004 Plan and the 2005 Plan to stockholders as a matter of corporate practice. If stockholders fail to ratify the consolidation of the 2004 Plan and the 2005 Plan, the Board will reconsider whether or not to consolidate the plans.

      The purpose of the 2010 Stock Option Plan will continue to be to retain the services of valued key employees, directors, officers and consultants and to encourage such persons with an increased initiative to make contributions to our company.

     Except as disclosed below, the terms of the 2010 Stock Option Plan will be substantially similar to the terms of the 2004 Plan and the 2005 Plan:

(a)	the 2010 Stock Option Plan will permit a person to receive in a fiscal year options to purchase more than 5% of the outstanding shares of our common stock subject to the approval of the plan administrator and disinterested shareholders. Under the 2004 Plan this was not permissible; and under the 2005 Plan this was permissible subject only to the approval of the plan administrator;

(b)

under the 2010 Stock Option Plan and the 2005 Plan, non-qualified stock options may be granted to eligible employees, consultants and such other persons who are not eligible employees as the plan administrator selects, subject to applicable laws. Under the 2004 Plan, non-qualified stock options may be granted to eligible employees, consultants and such other persons, other than directors subject to tax in the United States, who are not eligible employees as the plan administrator selects, subject to applicable laws; and

(c)

we will be permitted to issue up to 5,860,000 shares of our common stock under the 2010 Stock Option Plan (being the sum of the shares of common stock issuable under the 2004 Plan and the 2005 Plan). There will be 1,242,293 underlying shares of our common stock remaining and available to be issued under the 2010 Stock Option Plan, being the sum of the shares of our common stock remaining under the 2004 Plan and the 2005 Plan as of April 30, 2010. For information regarding 2004 Plan and the 2005 Plan, see the section of this proxy statement entitled “Equity Compensation Plan Information”.

     The following is a summary of the principal terms of the 2010 Stock Option Plan and is qualified in its entirety by reference to the text of the 2010 Stock Option Plan, a copy of which is attached hereto Exhibit B. The effective date of the 2010 Stock Option Plan will be determined upon receipt of approval of the 2010 Stock Option Plan by our stockholders at the Meeting.

     We will be permitted to issue up to 5,860,000 shares of our common stock under the 2010 Stock Option Plan. Incentive stock options may be granted to any individual who, at the time the stock option is granted, is an employee of our company or any related company (as defined in the 2010 Stock Option Plan). Non-qualified stock options may be granted to employees of our company or any related company and to such other persons who are not employees as the board of directors shall select, subject to applicable laws. Unless approved by the plan administrator and disinterested shareholders, no person shall be eligible to receive in any fiscal year options to purchase more than 5% of the outstanding shares of our common stock.

     Each stock option shall be designated in the written stock option agreement as either an incentive stock option or a nonqualified stock option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the shares underlying incentive stock options are exercisable for the first time by any optionee during any calendar year in excess of $100,000, such excess shall be treated as nonqualified stock options.

     The 2010 Stock Option Plan will be administered by the Board (the plan administrator), except that the Board may, at its discretion, establish a committee composed of two or more members of our company’s board of directors or two or more other persons to administer the 2010 Stock Option Plan. The plan administrator has the sole authority, in its absolute discretion, to:

(a)	construe and interpret the plan;

(b)	prescribe, amend and rescind the rules and regulations relating to the plan;

(c)	grant stock options under the plan;

(d)	determine the individuals to whom options shall be granted under the plan and whether the stock option is granted as an incentive stock option or a non-qualified stock option;

(e)	determine the time or times at which stock options shall be granted under the plan;

(f)

determine the number of shares of common stock subject to each stock option, the exercise price of each stock option, the duration of each stock option and the times at which each stock option shall become exercisable;

(g)	determine all other terms and conditions of the stock options; and

(h)	make all other determinations and interpretations necessary and advisable for the administration of the plan.

     The exercise price for the shares of our common stock to be issued pursuant to exercise of a stock option will be determined by the plan administrator, but shall be subject to the following:

(a)	in the case of an incentive stock option granted to:

(i)

an employee who, at the time of the grant of such incentive stock option, owns stock representing more than 10% of the voting power of all classes of stock of our company, including any parent or subsidiary, the per share exercise price shall be no less than 110% of the fair market value per share on the date of grant;

	(ii)	any employee other than an employee described in the preceding paragraph, the per share exercise price shall be no less than 100% of the fair market value per share on the date of grant; and

(b)

in the case of a nonqualified stock option, the per share exercise price shall be determined by the administrator of the plan, but such price shall not be less than the closing trading price of the shares of our common stock on the OTC Bulletin Board, or such other stock exchange on which the shares of our common stock are listed and posted for trading, on the last trading day preceding the date on which the option is granted.

     The term of a stock option shall be stated in the stock option agreement, provided, however, that the term shall be no more than ten years from the date of grant. However, in the case of an incentive stock option granted to an optionee who, at the time the stock option is granted, owns stock representing more than 10% of the voting power of all classes of stock of our company, including any parent or subsidiary, the term of the stock option shall be five years from the date of grant or such shorter term as may be provided in the stock option agreement.

     The number of shares of common stock issuable under the plan, including the number of shares of common stock issuable under any outstanding stock options, is subject to adjustment in certain circumstances, including certain changes in our share capital.

     Upon the exercise of any stock options granted under the plan, the aggregate exercise price shall be paid to our company in cash or by certified or cashier's check. In addition, if pre-approved in writing by the administrator of the plan, who may arbitrarily withhold consent, an optionee may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(a)

by delivering to our company shares of our Common Stock previously held by such optionee, or by our company withholding shares of our Common Stock otherwise deliverable pursuant to exercise of the option, which shares of our common stock received or withheld shall have a fair market value at the date of exercise (as determined by the Board) equal to the aggregate exercise price to be paid by the optionee upon such exercise; or

(b)	by complying with any other payment mechanism approved by the plan administrator at the time of exercise.

     The vesting schedule for each option shall be specified by the plan administrator at the time of grant of the option, provided that if no vesting schedule is specified, the options shall vest as follows:

(a)	on the first anniversary of the grant as to 25% of the number of options granted;

(b)	on the second anniversary of the grant as to 25% of the number of options granted;

(c)	on the third anniversary of the grant as to 25% of the number of options granted; and

(d)	on the fourth anniversary of the grant as to 25% of the number of options granted.

     Stock options that have vested as specified by the plan administrator or in accordance with the plan, shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

(a)	the expiration of the stock option, as designated by the plan administrator in accordance the term of such stock option as set forth in the stock option agreement;

(b)	the date of an optionee’s termination of employment or contractual relationship with our company or any related company for cause (as determined in the sole discretion of the plan administrator);

(c)

the expiration of three months from the date of an optionee’s termination of employment or contractual relationship with our company or any related company for any reason whatsoever other than cause, death or disability; or

(d)	the expiration of one year from termination of an optionee’s employment or contractual relationship by reason of death or disability.

     Upon the death of an optionee, any vested stock options held by the optionee shall be exercisable only by the person or persons to whom such optionee’s rights under such stock option shall pass by the optionee’s will or by the laws of descent and distribution of the optionee’s domicile at the time of death and only until such stock options terminate as provided above.

     Unless accelerated in accordance with the plan, unvested stock options shall terminate immediately upon the optionee resigning from or our company terminating the optionee’s employment or contractual relationship with our company or any related company for any reason whatsoever, including death or disability.

     A stock option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the optionee only by the optionee.

     We do not presently have any plans to make grants under the 2010 Stock Option Plan nor are such grants determinable.

     Vote Required and Board Recommendations

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to approve the consolidation of the 2004 Plan and the 2005 Plan into one plan referred to as the 2010 Stock Option Plan.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE
CONSOLIDATION OF THE 2004 PLAN AND THE 2005 PLAN.

PROPOSAL 4
APPROVAL OF INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE
DSUP BY 500,000 SHARES

     On July 23, 2009, the Board approved the DSUP, which was approved by our shareholders on October 22, 2009. The DSUP is open for participation to non-employee directors and Senior Officers (as that term is defined in the DSUP) of our company and any of our subsidiaries. The purpose of the DSUP is to provide non-employee directors and Senior Officers of our company and our subsidiaries with the opportunity to acquire deferred share units in order to allow them to participate in the long term success of our company and to promote a greater alignment of interests between our non-employee directors, Senior Officers and shareholders.

     Each deferred share unit is equivalent in value to one share of Common Stock. On the voluntary resignation, change of control or termination not for a cause, a recipient of a deferred share unit is entitled to receive, from treasury of our company, in a prescribed manner, the number of shares required to settle the value of the deferred share units (less applicable withholding taxes).

     A deferred share unit granted to a participant who is a director of our company shall vest immediately on the award date. A deferred share unit granted to a participant other than a director will generally vest as to one-third (1/3) of the number of deferred share units granted on the first, second, and third anniversaries of the award date. Fair value of the deferred share units, which is based on the closing price of our company’s Common Stock on the date of grant, is recorded as compensation expense in the period of grant.

     Currently, 1,500,000 shares have been reserved for issuance under the DSUP. The maximum number of shares of Common Stock that may be reserved for issuance to any one participant pursuant to deferred share units granted under the DSUP and any share compensation arrangement is 5% of the number of shares of Common Stock of our company outstanding at the time of reservation and, unless approval is otherwise obtained from the Exchange, as applicable, any grants of deferred share units to any one participant may not exceed a value of $100,000 per annum on the date of grant.

     On August 13, 2010, the Board approved an increase in the number of shares reserved for issuance under the DSUP by 500,000 shares from 1,500,000 shares to 2,000,000 shares, subject to receipt of all necessary regulatory and other approvals. The number of shares of Common Stock issuable under the DSUP, including the increase of 500,000 shares, will represent 6.0% of the outstanding number of shares of Common Stock as of July 27, 2010. As of April 30, 2010, we had issued 520,161 deferred share units under the DSUP.

     We do not have any plans, proposals or arrangements, written or otherwise, at this time to issue any of the additional authorized shares of common stock under the DSUP.

Vote Required and Board Recommendation

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to approve an increase in the number of shares reserved for issuance under the DSUP by 500,000 shares, subject to the receipt of approval from the Exchange.

THE BOARD RECOMMENDS THAT YOU VOTE FOR AN INCREASE IN THE NUMBER OF SHARES
RESERVED FOR ISSUANCE UNDER THE DSUP BY 500,000 SHARES.

PROPOSAL 5
EXCHANGE AND CANCELLATION OF STOCK OPTIONS FOR DEFERRED SHARE UNITS

     On June 18, 2010, the Board approved the exchange and cancellation of 589,000 stock options held by Mr. Donovan Jones, our President and Chief Executive Officer, for 500,000 deferred share units to be issued to Mr. Jones, subject to and effective upon receipt of all necessary regulatory and other approvals. On August 6, 2010, the Exchange notified our company that the exchange and cancellation of 589,000 stock options held by Mr. Jones for 500,000 deferred share units to be issued to Mr. Jones was acceptable to the Exchange, subject to disinterested shareholder approval. Our company believes the exchange and cancellation of such stock options held by Mr. Jones for the deferred share units to be issued to Mr. Jones is in the best long term interest of our company because it will better align the interest of Mr. Jones with our company and remedy any inequity caused by Mr. Jones being excluded from an earlier re-pricing of our stock options, as disinterested shareholder approval of such re-pricing would have been required but was not sought at that time.

     It is proposed that Mr. Jones exchange the following options for 500,000 deferred share units:

Date of Grant	Number of Options	Option Exercise Price	Option Expiration Date	Vested
October 10, 2005	180,000	$1.95	October 10, 2015	180,000
June 10, 2006	23,400	$1.95	January 10, 2016	23,400
May 23, 2006	135,600	$3.05	May 23, 2016	135,600
May 14, 2008	250,000	$1.75	May 14, 2013	135,417

     If this proposal is approved by our shareholders, the number of vested/non-vested deferred share units will be proportionally equivalent to the number of existing vested/non-vested stock options, as follows:

Date	Total Number of Deferred Share Units Vested
September 27, 2010	411,574
December 27, 2010	429,259
December 27, 2011	500,000

     Mr. Jones currently owns 54,389 shares of our common stock and 1,504,680 stock options.

     For information regarding the deferred share units and the DSUP, see the sections of this proxy statement entitled “Equity Compensation Plan Information” and “Proposal 4 - Approval of Increase in the Number of Shares Reserved For Issuance Under the DSUP by 500,000 Shares”.

Vote Required and Board Recommendation

     The affirmative vote of the holders of a majority of the shares, other than votes attaching to shares of Common Stock beneficially owned by Donovan Jones as his associates, present in person or represented by proxy and entitled to vote at the Meeting will be required to approve the exchange and cancellation of stock options held by Mr. Jones for deferred share units to be issued to Mr. Jones.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE EXCHANGE AND CANCELLATION OF
589,000 STOCK OPTIONS HELD BY MR. JONES FOR 500,000 DEFERRED SHARE UNITS TO BE
ISSUED TO MR. JONES.

STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next Meeting of stockholders.  To be eligible for inclusion in our 2011 proxy statement, your proposal must be received by us no later than 120 days before September 11, 2011 and must otherwise comply with Rule 14a-8 under the Exchange Act.  Further, if you would like to nominate a director or bring any other business before the stockholders at the 2011 Meeting, you must comply with the procedures contained in the bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than 120 days before September 11, 2011.  While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement relating to our 2011 Meeting stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

     You may write to the Secretary of our company at our principal executive office by sending communications to “The Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 – 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada, V7M 1X3, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

ANNUAL REPORT AND FINANCIAL STATEMENTS

     Attention is directed to the financial statements contained in our Annual Report to Stockholders for the year ended April 30, 2010. A copy of the Annual Report to stockholders has been sent, or is concurrently being sent, to all stockholders of record as of August 23, 2010.

AVAILABILITY OF FORM 10-K

     A copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2010 which has been filed with the SEC, including the financial statements, but without exhibits, will be provided without charge to any stockholder or beneficial owner of Common Stock upon written request to “The Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7M 1X3.

REGISTRAR AND TRANSFER AGENT

     Our registrar and transfer agent is Valiant Trust Company, Proxy Department, 600 - 750 Cambie Street, Vancouver, British Columbia, Canada V6B 0A2, facsimile: (604) 681-3067, website www.valianttrust.com.

ADDITIONAL INFORMATION

     Additional information relating to our company is available on SEDAR at www.sedar.com and on the SEC website at www.sec.gov. Financial information relating to our company is provided in our company's comparative financial statements and management's discussion and analysis for the financial year ended April 30, 2010. Stockholders may contact our company to request copies of financial statements and management's discussion and analysis at the following address: “The Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7M 1X3.

OTHER MATTERS TO COME BEFORE THE MEETING

     In addition to the matters to be voted upon by the stockholders, we will receive and consider both the Report of the Board to the stockholders, and the financial statements of our company for the years ended April 30, 2010 and April 30, 2009, together with the report of the independent registered public accounting firm thereon. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

     The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

By:

/s/ Terence Matthews
Terence Matthews
Chairman of the Board

Dated: August 23, 2010

EXHIBIT A

CORPORATE GOVERNANCE DISCLOSURE

     The Exchange requires every listed company to disclose on an annual basis its approach to corporate governance. The disclosure noted below is in accordance with National Instrument 58-101 Disclosure of Corporate Governance Practices. The section references are to Form 58-101F2 in accordance with National Instrument 58-101.

1.	Board of Directors

	(i)	Peter Charbonneau, Chris Cooper, Larry Timlick and William Jin are independent directors(1).

	(ii)	Directors that are not considered independent and the basis for that determination are as follows:

Director	Basis for Non-Independence (1)
Mark Bruk

Formerly our Chief Executive Officer of the company, resigning on August 2, 2008. A director who is, or during the past three years was, employed by the company or by any parent or subsidiary of the company, or any of its affiliates for the current year or any of the past three years is considered not independent.

Donovan Jones	Acts as our President and Chief Executive Officer and therefore is an executive officer of the company and not independent.
Owen Matthews

Formerly the Chief Executive Officer of NewHeights Software Corporation, a company acquired by our company on August 2, 2007. Mr. Owen Matthews resigned as Chief Executive Officer of NewHeights on August 2, 2007. A director who is, or during the past three years was, employed by the company or by any parent or subsidiary of the company, or any of its affiliates for the current year or any of the past three years is considered not independent.

Terence Matthews

Our software revenue for the year ended April 30, 2010, from a corporation of which Mr. Terence Matthews is a controlling shareholder was $560,636 (2009 - $1,225,757), which such amount exceeded 5% of our revenues.  A director who is a partner in, or a controlling shareholder or an executive officer of, any from which the company received, payments that exceed 5% of the company’s consolidated gross revenues for fiscal 2010, in the current fiscal year is considered not independent.

Greg Pelling

Formerly our Chief Executive Officer from August 2, 2007 until April 30, 2008 and our Chief Strategy Officer from April 30, 2008 until February 11, 2009. A director who is, or during the past three years was, employed by the company or by any parent or subsidiary of the company, or any of its affiliates for the current year or any of the past three years is considered not independent.

(1) As defined by Rule 4200(a)(15) of the Rules of Nasdaq Marketplace Rules.

2.	Directorships

The following directors are also directors of other reporting issuers (or the equivalent in a foreign jurisdiction), as identified next to their name:

1

Director	Reporting Issuers or Equivalent in a Foreign Jurisdiction
Mark Bruk	Kunekt Corporation
Peter Charbonneau	Mitel Networks Corporation, March Networks Corporation, TrueContext Mobile Solutions Corporation
Chris Cooper	Northern Sun Exploration Company Inc., Copacabana Capital Limited, Polar Resources Corp, Benchmark Energy Corp., Edge Resources Inc., Aroway Minerals Limited
William Jin	None
Donovan Jones	None
Owen Matthews	None
Terence Matthews	Mitel Networks Corporation, March Networks Corporation, Dragonwave Inc., Bridgewater Systems Corporation, TrueContext Mobile Solutions Corporation
Greg Pelling	None
Larry Timlick	None

3.	Orientation and Continuing Education

(a)

We have a formal process to orient and educate new recruits to the Board regarding the role of the Board, its committees and its directors, as well as the nature and operations of our business. This process provides for an orientation day with key members of the management staff, and further provides key reference and background materials, such as the current board approved business and strategic plan, the most recent board approved budget, the most recent annual report, the audited financial statements and copies of the interim quarterly financial statements. We also provide new directors with the Code of Business Conduct and Ethics and Compliance Program, and the charters for each committee of the Board, each of which has been approved by the Board.

	(b)	The Board does not provide continuing education for its directors. Each director is responsible to maintain the skills and knowledge necessary to meet his or her obligations as directors.

4.	Ethical Business Conduct

The Board has adopted a written code of business conduct and ethics and compliance program (the “Code”). The Code was adopted by the Board on July 16, 2004. The Code has been filed as an Exhibit to our Form 10-KSB filed on July 29, 2004, and amended April 24, 2008, and can be found on our website at www.counterpath.com.

Employees, officers and directors and contractors are required read the Code and acknowledge through signature annually, that they understand the standards and policies contained in the Code and agree to comply fully with the standards, policies and procedures contained in the Code and our company’s related policies and procedures including the obligation to report any suspected violations of the Code.

The Board encourages and promotes a culture of ethical business conduct through the adoption and monitoring of the Code, the insider trading policy, the whistle-blower policy and such other policies that may be adopted from time to time. The Board conducts regular reviews with management for compliance with such policies.

5.	Nomination of Directors

(i) Board members are collectively responsible for in identifying new director nominees.

2

(ii)

In identifying candidates for membership on the Board, the Board takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the Board. As part of the process, the Board is responsible for conducting background searches, and is empowered to retain search firms to assist in the nominations process. Once candidates have gone through a screening process and met with a number of the existing directors, they are formally put forward as nominees for approval by the Board.

6.	Compensation

(i)

The Board has appointed a Compensation Committee, which is responsible for, among other things, developing the company's approach to executive compensation and periodically reviewing the compensation of the directors.

(ii)

The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Compensation Committee also administers and implements all of our stock option and other equity-based benefit plans, recommends changes or additions to those plans, and reports to the Board on compensation matters.

7.	Other Board Committees

None other than the audit committee and compensation committee.

8.	Assessments

The Board intends that individual director assessments be conducted by other directors, taking into account each director's contributions at board meetings, service on committees, experience base, and their general ability to contribute to one or more of the company's major needs. However, due to its stage of development and its need to deal with other urgent priorities, the Board has not yet implemented such a formal process of assessment.

3

     EXHIBIT B
COUNTERPATH CORPORATION

2010 STOCK OPTION PLAN

COUNTERPATH CORPORATION

2010 STOCK OPTION PLAN

     This 2010 Stock Option Plan (the "Plan") provides for the grant of options to acquire shares of common stock, no par value (the "Common Stock"), of CounterPath Corporation, a Nevada company (the "Company"). For the purposes of Eligible Employees (as defined below) who are subject to tax in the United States, stock options granted under this Plan that qualify under Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"), are referred to in this Plan as "Incentive Stock Options". Incentive Stock Options and stock options that do not qualify under Section 422 of the Code ("Non-Qualified Stock Options") and stock options granted to non-United States residents under this Plan are referred to collectively as "Options".

1.                 PURPOSE

1.1               The purpose of this Plan is to retain the services of valued key employees and consultants of the Company and such other persons as the Plan Administrator shall select in accordance with Section 3 below, and to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Plan Administrator.

1.2               This Plan shall at all times be subject to all legal requirements relating to the administration of stock option plans, if any, under applicable Canadian federal and provincial, and United States federal and state securities laws, the Code, the rules of any applicable stock exchange or stock quotation system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein (collectively, the "Applicable Laws").

2.                 ADMINISTRATION

2.1 This Plan shall be administered initially by the Board of Directors of the Company (the "Board"), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board to administer the Plan, which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Board or, if applicable, the Committee is referred to herein as the "Plan Administrator".

2.2               If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board shall consider in selecting the Plan Administrator and the membership of any Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code, and (b) "Non-Employee Directors" as contemplated by Rule 16b-3 under the Exchange Act.

2.3               The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

2.4               The Board may at any time amend, suspend or terminate the Plan, subject to such shareholder approval as may be required by Applicable Laws, including the rules of an applicable stock exchange or other national market system, provided that:

(a)	no Options may be granted during any suspension of the Plan or after termination of the Plan; and

(b)

any amendment, suspension or termination of the Plan will not affect Options already granted, and such Options will remain in full force and affect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Optionee (as defined below) and the Plan Administrator, which agreement will have to be in writing and signed by the Optionee and the Company.

2.5               Subject to the provisions of this Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to:

(a)	construe and interpret this Plan;

(b)	define the terms used in the Plan;

(c)	prescribe, amend and rescind the rules and regulations relating to this Plan;

(d)	correct any defect, supply any omission or reconcile any inconsistency in this Plan;

(e)	grant Options under this Plan;

(f)	determine the individuals to whom Options shall be granted under this Plan and whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, or otherwise;

(g)	determine the time or times at which Options shall be granted under this Plan;

(h)	determine the number of shares of Common Stock subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable;

(i)	determine all other terms and conditions of the Options; and

(j)	make all other determinations and interpretations necessary and advisable for the administration of the Plan.

2.6               All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries, subject to any contrary determination by the Board.

3.                 ELIGIBILITY

3.1               Incentive Stock Options may be granted to any individual who, at the time the Option is granted, is an employee of the Company or any Related Company (as defined below) ("Eligible Employees") subject to tax in the United States.

3.2               Non-Qualified Stock Options may be granted to Eligible Employees, Consultants, and to such other persons who are not Eligible Employees as the Plan Administrator shall select, subject to any Applicable Laws.

3.3               Options may be granted in substitution for outstanding options of another company in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other company and the Company or any subsidiary of the Company. Options also may be granted in exchange for outstanding Options.

3.4               Unless otherwise approved by the Plan Administrator and Disinterested Shareholders (as such term is defined in Applicable Laws), no person shall be eligible to receive in any fiscal year Options to purchase more than 5% of the outstanding shares of Common Stock (subject to adjustment as set forth in Section 5.1(m) hereof). Any person to whom an Option is granted under this Plan is referred to as an "Optionee". Any person who is the owner of an Option is referred to as a "Holder".

3.5               As used in this Plan, the term "Related Company" shall mean any company (other than the Company) that is a "Parent Company" of the Company or "Subsidiary Company" of the Company, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time).

4.                 STOCK

4.1               The Plan Administrator is authorized to grant Options to acquire up to a total of 5,860,000 shares of the Company's authorized but unissued, or reacquired, Common Stock. The number of shares with respect to which Options may be granted hereunder is subject to adjustment as set forth in Section 5.1(m) hereof. In the event that any outstanding Option expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under Section 3 of this Plan; provided however, that any cancelled Options will be counted against the maximum number of shares with respect to which Options may be granted to any particular person as set forth in Section 3 hereof.

5.                 TERMS AND CONDITIONS OF OPTIONS

5.1               Each Option granted under this Plan shall be evidenced by a written agreement approved by the Plan Administrator (the "Agreement"). Agreements may contain such provisions, not inconsistent with this Plan, as the Plan Administrator in its discretion may deem advisable. All Options also shall comply with the following requirements:

(a)	Number of Shares and Type of Option

Each Agreement shall state the number of shares of Common Stock to which it pertains and, for Optionees subject to tax in the United States, whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option, provided that:

(i) in the absence of action to the contrary by the Plan Administrator in connection with the grant of an Option, all Options shall be Non-Qualified Stock Options;

(ii)

the aggregate fair market value (determined at the Date of Grant, as defined below) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee subject to tax in the United States during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Company, a Related Company or a predecessor company) shall not exceed U.S.$100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time (the "Annual Limit"); and

(iii) any portion of an Option which exceeds the Annual Limit shall not be void but rather shall be a Non-Qualified Stock Option.

(b)	Date of Grant

Each Agreement shall state the date the Plan Administrator has deemed to be the effective date of the Option for purposes of this Plan (the "Date of Grant").

(c)	Option Price

Each Agreement shall state the price per share of Common Stock at which it is exercisable. The Plan Administrator shall act in good faith to establish the exercise price in accordance with Applicable Laws; provided that:

(i)

the per share exercise price for an Incentive Stock Option or any Option granted to a "covered employee" as such term is defined for purposes of Section 162(m) of the Code ("Covered Employee") shall not be less than the fair market value per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith;

(ii)

with respect to Incentive Stock Options granted to greater-than-ten percent (>10%) shareholders of the Company (as determined with reference to Section 424(d) of the Code), the exercise price per share shall not be less than one hundred ten percent (110%) of the fair market value per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith;

(iii)

Options granted in substitution for outstanding options of another company in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other company and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other company, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur; and

(iv)

with respect to Non-Qualified Stock Options, the exercise price per share shall be determined by the Plan Administrator at the time the Option is granted, but such price shall not be less than the closing trading price of the Common Stock on the OTCBB on the last trading day preceding the date on which the Option is granted (or if the Common Stock is not then listed and posted for trading on the OTCBB, on such other stock exchange on which the Common Shares are listed and posted for trading as may be selected by the Board of Directors). In the event that the Common Stock is not listed and posted for trading on any stock exchange or other quotation systems, the exercise price shall be the fair market value of the Common Stock as determined by the Plan Administrator.

(d)	Duration of Options

At the time of the grant of the Option, the Plan Administrator shall designate, subject to paragraph 5.1(g) below, the expiration date of the Option, which date shall not be later than ten (10) years from the Date of Grant; provided, that the expiration date of any Incentive Stock Option granted to a greater-than-ten percent (>10%) shareholder of the Company (as determined with reference to Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant. In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as described above, all Options granted under this Plan shall expire five (5) years from the Date of Grant.

(e)	Vesting Schedule

No Option shall be exercisable until it has vested. The vesting schedule for each Option shall be specified by the Plan Administrator at the time of grant of the Option prior to the provision of services with respect to which such Option is granted; provided that if no vesting schedule is specified at the time of grant, the Option shall vest as follows:

	(i)	on the first anniversary of the Date of Grant, the Option shall vest and shall become exercisable with respect to 25% of the Common Stock to which it pertains;

	(ii)	on the second anniversary of the Date of Grant, the Option shall vest and shall become exercisable with respect to an additional 25% of the Common Stock to which it pertains;

	(iii)	on the third anniversary of the Date of Grant, the Option shall vest and shall become exercisable with respect to an additional 25% of the Common Stock to which it pertains; and

	(iv)	on the fourth anniversary of the Date of Grant, the Option shall vest and shall become exercisable with respect to balance of the Common Stock to which it pertains.

The Plan Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of services related to the achievement of the performance objectives. Performance objectives shall be expressed in terms of one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Company's performance relative to its internal business plan, or such other terms as determined and directed by the Board. Performance objectives may be in respect of the performance of the Company as a whole (whether on a consolidated or unconsolidated basis), a Related Company, or a subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Option that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Optionee and the Company by the Plan Administrator that the performance objective has been achieved.

(f)	Acceleration of Vesting

The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion. The vesting of Options also shall be accelerated under the circumstances described in Section 5.1(m) below.

(g)	Term of Option

(i)

Options that have vested as specified by the Plan Administrator or in accordance with this Plan, shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

		A.	the expiration of the Option, as designated by the Plan Administrator in accordance with Section 5.1(d) above;

		B.	the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Company for cause (as determined in the sole discretion of the Plan Administrator);

C.

the expiration of three (3) months from the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Company for any reason whatsoever other than cause, death or Disability (as defined below); or

		D.	the expiration of one year (1) from termination of an Optionee's employment or contractual relationship by reason of death or Disability (as defined below).

(ii)

Upon the death of an Optionee, any vested Options held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by the Optionee's will or by the laws of descent and distribution of the Optionee's domicile at the time of death and only until such Options terminate as provided above.

(iii)

For purposes of the Plan, unless otherwise defined in the Agreement, "Disability" shall mean medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than six (6) months or that can be expected to result in death. The Plan Administrator shall determine whether an Optionee has incurred a Disability on the basis of medical evidence acceptable to the Plan Administrator. Upon making a determination of Disability, the Plan Administrator shall, for purposes of the Plan, determine the date of an Optionee's termination of employment or contractual relationship.

(iv)

Unless accelerated in accordance with Section 5.1(f) above, unvested Options shall terminate immediately upon the Optionee resigning from or the Company terminating the Optionee’s employment or contractual relationship with the Company or any Related Company for any reason whatsoever, including death or Disability.

(v)

For purposes of this Plan, transfer of employment between or among the Company and/or any Related Company shall not be deemed to constitute a termination of employment with the Company or any Related Company. For purposes of this subsection, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee's re-employment rights are guaranteed by statute or by contract.

(h)	Exercise of Options

(i)

Options shall be exercisable, in full or in part, at any time after vesting, until termination. If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. No portion of any Option for less than fifty (50) shares (as adjusted pursuant to Section 5.1(m) below) may be exercised; provided, that if the vested portion of any Option is less than fifty (50) shares, it may be exercised with respect to all shares for which it is vested. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

(ii)

Options or portions thereof may be exercised by giving written notice to the Company, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Stock so purchased, which payment shall be in the form specified in Section 5.1(i) below. The Company shall not be obligated to issue, transfer or deliver a certificate of Common Stock to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Company, for the payment of the aggregate exercise price for all shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise.

(iii)

During the lifetime of an Optionee, Options are exercisable only by the Optionee or in the case of a Non-Qualified Stock Option, transferee who takes title to such Option in the manner permitted by subsection 5.1(k) hereof.

(i)	Payment upon Exercise of Option

Upon the exercise of any Option, the aggregate exercise price shall be paid to the Company in cash or by certified or cashier's check. In addition, if pre-approved in writing by the Plan Administrator who may arbitrarily withhold consent, the Holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(i)

by delivering to the Company shares of Common Stock previously held by such Holder, or by the Company withholding shares of Common Stock otherwise deliverable pursuant to exercise of the Option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate exercise price to be paid by the Optionee upon such exercise; or

(ii)	by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

(j)	No Rights as a Shareholder

A Holder shall have no rights as a shareholder with respect to any shares covered by an Option until such Holder becomes a record holder of such shares, irrespective of whether such Holder has given notice of exercise. Subject to the provisions of Section 5.1(m) hereof, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date the Holder becomes a record holder of the shares of Common Stock covered by the Option, irrespective of whether such Holder has given notice of exercise.

(k)	Transfer of Option

(i)

Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution or pursuant to a qualified domestic relations order, and shall not be subject to execution, attachment or similar process; provided however that, subject to applicable laws:

A.

for Incentive Stock Options, any Agreement may provide or be amended to provide that a Non-Qualified Stock Option to which it relates is transferable without payment of consideration to immediate family members of the Optionee or to trusts or partnerships or limited liability companies established exclusively for the benefit of the Optionee and the Optionee's immediate family members; or

	B.	for Non-Qualified Stock Options, the Optionee's heirs or administrators may exercise any portion of the outstanding Options within one year of the Optionee's death.

(ii)

Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

(l)	Securities Regulation and Tax Withholding

(i)

Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares shall comply with all Applicable Laws. The inability of the Company to obtain from any regulatory body the authority deemed by then Company to be necessary for the lawful issuance and sale of any Options or shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such Options or shares.

(ii)

As a condition to the exercise of an Option, the Plan Administrator may require the Holder to represent and warrant in writing at the time of such exercise that the shares are being purchased only for investment and without any then-present intention to sell or distribute such shares. At the option of the Plan Administrator, a stop-transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration. The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with federal, provincial or state securities laws. THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE SHARES OF STOCK ISSUABLE UPON THE EXERCISE OF OPTIONS.

(iii)

The Holder shall pay to the Company by certified or cashier's check, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, provincial, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of shares of Common Stock acquired upon exercise of an Option or otherwise related to an Option or shares of Common Stock acquired in connection with an Option. Upon approval of the Plan Administrator, a Holder may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

A.

by delivering to the Company shares of Common Stock previously held by such Holder or by the Company withholding shares of Common Stock otherwise deliverable pursuant to the exercise of the Option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to any withholding tax obligations arising as a result of such exercise, transfer or other disposition; or

		B.	by complying with any other payment mechanism approved by the Plan Administrator from time to time.

(iv)

The issuance, transfer or delivery of certificates of Common Stock pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of the federal, provincial and state securities laws and the withholding provisions under Applicable Laws have been met and that the Holder has paid or otherwise satisfied any withholding tax obligation as described in paragraph 5.1(l)(iii) above.

(m)	Stock Dividend or Reorganization

(i)

If: (1) the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any "corporate transaction" described in the regulations thereunder; (2) the Company shall declare a dividend payable in, or shall subdivide, reclassify, reorganize, or combine, its Common Stock; or (3) any other event with substantially the same effect shall occur, the Plan Administrator shall, subject to applicable law, with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock subject to such Option and/or the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan and the exercise price for such Options shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company's shareholders, or any Holder, so as to preserve the proportional rights of the Holder.

(ii)

In the event that the presently authorized capital stock of the Company is changed into the same number of shares with a different par value, or without par value, the stock resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan, and each Option shall apply to the same number of shares of such new stock as it applied to old shares immediately prior to such change.

(iii)

If the Company shall at any time declare an extraordinary dividend with respect to the Common Stock, whether payable in cash or other property, the Plan Administrator may, subject to applicable law, in the exercise of its sole discretion and with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock subject to such Option and/or adjust the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company's shareholders, or any Holder.

(iv)

The foregoing adjustments in the shares subject to Options shall be made by the Plan Administrator, or by any successor administrator of this Plan, or by the applicable terms of any assumption or substitution document.

(v)

The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

6.                 EFFECTIVE DATE; SHAREHOLDER APPROVAL

6.1               Incentive Stock Options may be granted by the Plan Administrator from time to time on or after the date on which this Plan is adopted (the "Effective Date") through the day immediately preceding the tenth anniversary of the Effective Date.

6.2               Non-Qualified Stock Options may be granted by the Plan Administrator on or after the Effective Date and until this Plan is terminated by the Board in its sole discretion.

6.3               Termination of this Plan shall not terminate any Option granted prior to such termination.

6.4               The approval of Disinterested Shareholders will be obtained for any reduction in the exercise price of Options if the Optionee is an Insider of the Company at the time of the proposed amendment. The terms "Disinterested Shareholder" and "Insider" shall have the meanings as defined for those terms in the Applicable Laws.

6.5               Any Options granted by the Plan Administrator prior to the approval of this Plan by the shareholders of the Company shall be granted subject to ratification of this Plan by the shareholders of the Company within twelve (12) months before or after the Effective Date. If such shareholder ratification is sought and not obtained, all Options granted prior thereto and thereafter shall be considered Non-Qualified Stock Options and any Options granted to Covered Employees will not be eligible for the exclusion set forth in Section 162(m) of the Code with respect to the deductibility by the Company of certain compensation. In addition, any such Options will remain unvested unless and until shareholder approval is obtained.

7.                 NO OBLIGATIONS TO EXERCISE OPTION

7.1               The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

8.                 NO RIGHT TO OPTIONS OR TO EMPLOYMENT

8.1               Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan.

8.2               The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any Related Company, express or implied, that the Company or any Related Company will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Company's or, where applicable, a Related Company's right to terminate Optionee's employment at any time, which right is hereby reserved.

9.                 APPLICATION OF FUNDS

9.1               The proceeds received by the Company from the sale of Common Stock issued upon the exercise of Options shall be used for general corporate purposes, unless otherwise directed by the Board.

10.                INDEMNIFICATION OF PLAN ADMINISTRATOR

10.1               In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

11.                 AMENDMENT OF PLAN

11.1               The Plan Administrator may, subject to Applicable Laws, at any time, modify, amend or terminate this Plan or modify or amend Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; provided however that:

(a)	no amendment with respect to an outstanding Option which has the effect of reducing the benefits afforded to the Holder thereof shall be made over the objection of such Holder;

(b)	the events triggering acceleration of vesting of outstanding Options may be modified, expanded or eliminated without the consent of Holders;

(c)

the Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Company to comply with or to avail the Company and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirement; and

(d)	the Plan Administrator may not increase the number of shares available for issuance on the exercise of Incentive Stock Options without shareholder approval.

11.2             Without limiting the generality of Section 11.1 hereof, the Plan Administrator may modify grants to persons who are eligible to receive Options under this Plan who are foreign nationals or employed outside Canada and the United States to recognize differences in local law, tax policy or custom.

Effective Date: <>, 2010

Proxy

ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF
COUNTERPATH CORPORATION

TO BE HELD AT SUITE 300 – 505 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA ON SEPTEMBER 27, 2010, AT 11:00 AM (VANCOUVER TIME)

The undersigned member (“Registered Stockholder”) of CounterPath Corporation (the “Company”) hereby appoints, Donovan Jones, the President, Chief Executive Officer and a director of the Company, or failing this person, David Karp, a Chief Financial Officer, Treasurer and Secretary of the Company, or in the place of the foregoing, __________________ (print the name), as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Stockholders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Stockholder as specified herein.

The undersigned Registered Stockholder hereby revokes any proxy previously given to attend and vote at said Meeting.

REGISTERED HOLDER SIGN HERE: ________________________
DATE SIGNED: ___________________

THIS PROXY MUST BE SIGNED AND DATED.

SEE IMPORTANT INSTRUCTIONS ON REVERSE.

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Information Circular)
		For	Against	Withhold
1.	To elect as Director, Mark Bruk		N/A
2.	To elect as Director, Peter Charbonneau		N/A
3.	To elect as Director, Chris Cooper		N/A
4.	To elect as Director, William Jin		N/A
5.	To elect as Director, Donovan Jones		N/A
6.	To elect as Director, Owen Matthews		N/A
7.	To elect as Director, Terence Matthews		N/A
8.	To elect as Director, Greg Pelling		N/A
9.	To elect as Director, Larry Timlick		N/A
10.	Appointment of BDO Dunwoody, Chartered Accountants, as auditors of the Company		N/A
11.	To authorize the Directors to fix the Auditors’ remuneration		N/A
12.	To approve the consolidation of the 2004 Stock Option Plan and the Amended and Restated 2005 Stock Option Plan into one plan referred to as the 2010 Stock Option Plan		N/A
13.	To approve the increase in the number of shares reserved for issuance under the Deferred Share Unit Plan by 500,000 shares		N/A
14.	To approve the exchange and cancellation of 589,000 stock options held by Mr. Donovan Jones, the President and Chief Executive Officer of the Company, for 500,000 deferred share units to be issued to Mr. Jones		N/A

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.

This form of proxy (“Instrument of Proxy”) must be signed by you, the holder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the holder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the holder, by Valiant Trust Company.

4.	A holder who wishes to attend the Meeting and vote on the resolutions in person may simply register with the scrutineers before the Meeting begins.

5.	A holder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)

appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a holder with respect to a resolution set out in the Instrument of Proxy, the management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and, if applicable, for the nominees of management for directors and auditors as identified in this Instrument of Proxy; OR

(b)

appoint another proxyholder, who need not be a holder of the Company, to vote according to the holder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the holder on any ballot of a resolution that may be called for and, if the holder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. If a holder has submitted an Instrument of Proxy, the holder may still attend the Meeting and may vote in person. To do so, the holder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

7.

Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations to matters identified in the Notice of Meeting or other matters which may properly come before the Meeting, as the proxyholder in its sole discretion sees fit.

8.	To be represented at the Meeting, proxies must be submitted no later than forty-eight (“48”) hours, excluding Saturdays, Sundays and holidays, prior to the time of the Meeting or adjournment thereof.

VOTING METHODS

RETURN YOUR PROXY BY MAIL, COURIER, FAX OR EMAIL to VALIANT TRUST COMPANY

If by mail to Suite 600 and if by courier or by hand to Suite 300 at the following address): 750 Cambie Street, Vancouver, British Columbia, V6B 0A2, Attention: Director, Client Services. Fax number 604-681-3067; email: valianttrust@valianttrust.com.